UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	3/31

Date of reporting period:	3/31/2010

ITEM 1.	REPORT TO STOCKHOLDERS
  MARCH 31, 2010

Annual Report to Shareholders

DWS Lifecycle Long Range Fund

Contents

4 Performance Summary

6 Information About Your Fund's Expenses

8 Portfolio Management Review

14 Portfolio Summary

16 Investment Portfolio

63 Financial Statements

67 Financial Highlights

69 Notes to Financial Statements

80 Report of Independent Registered Public Accounting Firm

81 Tax Information

82 Summary of Management Fee Evaluation by Independent Fee Consultant

87 Board Members and Officers

91 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, the investment advisor may favor an asset category that underperforms other assets or markets as a whole. Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. As part of the global alpha strategy, the fund may use derivatives. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2010

Average Annual Total Returns as of 3/31/10
No Sales Charges	1-Year	3-Year	5-Year	10-Year
Class S	38.53%	-2.72%	1.98%	1.20%
Institutional Class	38.76%	-2.46%	2.25%	1.57%
Barclays Capital US Aggregate Bond Index+	7.69%	6.14%	5.44%	6.29%
Russell 1000® Index+	51.60%	-3.98%	2.31%	-0.36%
Blended Index+	35.90%	0.52%	3.69%	2.49%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $1,000,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated August 1, 2009 are 1.08% and 0.98% for Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Equity index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. Fixed income index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $1,000,000 Investment
[] DWS Lifecycle Long Range Fund — Institutional Class [] Barclays Capital US Aggregate Bond Index+ [] Russell 1000 Index+ [] Blended Index+

Yearly periods ended March 31

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

Performance of other share classes will vary based on the fee structure of those classes.

+ The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, corporate bond issues and mortgage securities.
The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
The Blended Index consists of the Barclays Capital US Aggregate Bond Index (27%), Russell 1000 Growth Index (20%), Russell 1000 Value Index (20%), MSCI EAFE Index (8%), MSCI EAFE Small Cap Index (3%), Russell 2000 Index (6%), Barclays Capital Global TIPS (5%), MSCI Emerging Markets Free Index (3%), Credit Suisse High Yield Index (3%) and Merrill Lynch 3-month US Treasury Bill Index (5%).
Net Asset Value and Distribution Information
	Class S	Institutional Class
Net Asset Value: 3/31/10	$ 8.45	$ 8.82
3/31/09	$ 6.23	$ 6.51
Distribution Information: Twelve Months as of 3/31/10: Income Dividends	$ .17	$ .20
Lipper Rankings — Mixed-Asset Target Allocation Moderate Funds Category as of 3/31/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class S 1-Year	151	of	537	29
3-Year	387	of	457	85
5-Year	299	of	347	86
Institutional Class 1-Year	142	of	537	27
3-Year	370	of	457	81
5-Year	285	of	347	82
10-Year	137	of	183	75

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2009 to March 31, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2010
Actual Fund Return	Class S	Institutional Class
Beginning Account Value 10/1/09	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/10	$ 1,076.00	$ 1,075.97
Expenses Paid per $1,000*	$ 3.88	$ 2.85
Hypothetical 5% Fund Return	Class S	Institutional Class
Beginning Account Value 10/1/09	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/10	$ 1,021.19	$ 1,022.19
Expenses Paid per $1,000*	$ 3.78	$ 2.77
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class S	Institutional Class
DWS Lifecycle Long Range Fund	.75%	.55%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Lifecycle Long Range Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Lifecycle Long Range Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Aberdeen Asset Management Inc. ("AAMI"), a US registered investment advisor, is a subadvisor for the fund. With respect to the core bond and active fixed income portions of the fund only, AAMI makes the investment decisions, buys and sells securities, and conducts the research that leads to these purchase and sale decisions. AAMI is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. AAMI provides a full range of international investment advisory services to institutional and retail clients. AAMI is a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983.

Portfolio Management Team

The following portfolio managers are responsible for the day-to-day management of the fund's investments, except for the fixed-income (not including high-yield) portion of the fund.

Robert Wang
Thomas Picciochi
Inna Okounkova
Russell Shtern, CFA*

Portfolio Managers

* Effective May 1, 2010.

The following AAMI portfolio manager is responsible for the day-to-day management of the fixed-income (not including high-yield) portion of the fund.

J. Christopher Gagnier

Portfolio Manager

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

The global financial markets delivered a positive return during the past year. When the fund's reporting period began, investors remained fearful at the prospects of a global depression and further meltdown in the financial sector. As the year progressed, however, it became evident that these fears were exaggerated. Due in part to the dramatic actions of global governments and central banks, the economy began to stabilize. The result was an increase in investors' appetite for risk, which played out in the form of heightened returns across a large number of asset classes.

This backdrop proved favorable for the fund. For the 12-month period ended March 31, 2010, DWS Lifecycle Long Range Fund (Institutional Class) returned 38.76%. The fund outpaced both the 35.90% return of its blended benchmark and the 35.05% average return of the funds in its Lipper peer group, the Mixed-Asset Target Allocation Moderate Funds Category.1,2 (Past performance is no guarantee of future results. Please see pages 4 through 5 for the performance of other share classes and more complete performance information.)

To review, the fund seeks high total return with reduced risk over the long term. The fund's assets are allocated among various equity and fixed-income asset categories. We generally allocate the largest portion of its assets to equity securities, with smaller allocations to fixed-income securities.

We use one or more strategies within each asset category when choosing equity and fixed-income securities for the fund's portfolio. Each strategy, or "sleeve," is managed by a team of portfolio managers that specializes in its respective category, using a variety of quantitative and qualitative techniques. In addition to these sleeves, we seek to enhance returns by employing a global tactical asset allocation overlay strategy (integrated Global Alpha Platform, or iGAP). This strategy attempts to take advantage of inefficiencies within global bond, equity and currency markets. The iGAP strategy is implemented through the use of derivatives, which are contracts or other instruments whose value is based on, for example, indices, currencies or securities. The iGAP strategy primarily uses exchange-traded futures contracts on global bonds and equity indexes, and over-the-counter forward currency contracts.

We review strategic asset allocation periodically. The target allocation in place for most of the last year was approximately 40% in large-cap equities, 5% in small-cap equities, 12% in international equities, 30% in investment-grade bonds, 5% in Treasury Inflation-Protected Securities, 3% in high-yield bonds and 5% in cash equivalents.

1 This benchmark is a blend comprised of 20% Russell 1000® Growth Index, 20% Russell 1000® Value Index, 6% Russell 2000® Index, 3% MSCI EAFE Small Cap Index, 8% MSCI EAFE Index, 3% MSCI Emerging Markets Free Index, 27% Barclays Capital US Aggregate Index, 3% Credit Suisse High Yield Index, 5% Barclays Capital Global TIPS and 5% Merrill Lynch 3-Month US Treasury Bills Index. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. Equity index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. Fixed-income index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Lipper Mixed-Asset Target Allocation Moderate Funds Category is a group of mutual funds that, by portfolio practice, maintain a mix of 0% to 60% equity securities, with the remainder invested in bonds, cash and cash equivalents. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Positive Contributors to Fund Performance

Five of the fund's investment strategies contributed positively to performance. While there were more detractors than contributors, this was more than made up for by the large degree of outperformance in our core fixed-income strategy. This sleeve outperformed its benchmark — the Barclays Capital US Aggregate Bond Index3 — behind the outperformance of its positions in corporate issues, residential mortgage-backed securities and commercial mortgage-backed securities, as investors aggressively sought alternatives to the low yields on short-term government debt.4 The strategy had the largest weighting for an individual strategy in the portfolio, so its substantial outperformance had a large impact on the fund's overall return.

The iGAP strategy also outperformed during the past year. While it generated a slightly negative performance in bonds and equities, this was more than offset by its exceptional performance in currencies. From a broad standpoint, its strength in currencies resulted from the effectiveness of its overall positioning. The strategy was net short the US dollar through the end of November, enabling it to capitalize on the weakness of the dollar in 2009. The iGAP managers subsequently moved to a net long in the dollar, a well-timed move given that the greenback staged a strong rally in the first three months of 2010. In terms of specific positioning, the strategy added value through average longs in the three main commodity-related currencies — the Australian dollar, New Zealand dollar and Canadian dollar — all of which benefited from the recovery in commodity prices. It also generated a gain from a long in the Swiss franc, which rose due to the relative strength of the Swiss economy and the country's healthy current account position. The iGAP managers' positioning in the Japanese yen — long in the first half of the year, short in the second half — proved to be an additional positive for performance.

The fund's quantitative large-cap strategy — as well as its quantitative large-cap value and small-cap strategies — is managed using a disciplined process that evaluates individual stocks based on valuation, growth, quality and sentiment information. Here, stock selection was most effective in the materials, energy and health care equipment/services industries, while the top contributors among individual stocks were Ashland Inc, Rowan Cos. Inc. and Oshkosh Corp.

Our quantitative international strategy is managed using a top-down approach based on the principle that country and sector, rather than stock selection, are the primary drivers of return. The largest contributions came from underweights to the Japanese cyclical sectors (financials, industrials, consumer discretionary), as slower growth in Japan caused the market to lag its global peers.5 Overweights to the materials sectors in Finland, Norway and Sweden also helped performance, as the group delivered an outstanding performance during the period.

The fund's global small-cap sleeve outperformed its S&P Developed SmallCap Index benchmark during the year.6 Stock selection contributed to performance, particularly in the financial and consumer staples sectors. Within the financial sector, positive contributions came from diversified financials (REXLot Holdings and Partners Group Holding AG), commercial banks (Wing Hang) and real estate (Midland Holdings). In the consumer staples sector, the leading contributors were Green Mountain Coffee Roasters, Inc. and C&C Group PLC. On a country basis, stock selection was particularly strong in Japan and Switzerland.

3 The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value- weighted measure of Treasury issues, corporate bond issues and mortgage securities. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest into an index.
4 Residential mortgage-backed securities (RMBS) are secured by loans on residential property. Commercial mortgage-backed securities (CMBS) are secured by loans on a commercial property.
5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.
6 The S&P Developed SmallCap Index is an unmanaged index of small-capitalization stocks within 26 countries around the globe.

Negative Contributors to Fund Performance

When considering the fund's detractors, it is important to keep in mind that all of the strategies delivered a positive absolute performance. However, they are considered detractors to the fund's relative performance because the strategies lagged their respective benchmarks.

The largest degree of underperformance occurred in the quantitative value strategy, where stock selection was least effective in the insurance, utilities and capital goods industries. At the security level, the largest negative impact on performance came from overweights in Exelon Corp., Bank of New York Mellon Corp. and NRG Energy, Inc.

The fundamental large-cap growth sleeve underperformed its benchmark, the Russell 1000® Growth Index, during the one-year time period.7 A bias toward high-quality growth stocks — i.e., those characterized by sustainable business models, solid balance sheets and the ability to regularly meet earning targets — weighed on returns. While the strategy's management team believes these stocks offer better long-term risk/return potential, the rally in equities was catalyzed by lower-quality stocks. On a sector basis, an overweight in health care weighed on performance through most of 2009, as the group was pressured by the uncertainty regarding the reform legislation. Stock selection was the biggest drag on performance, with the strategy's stock picks in the materials, energy and health care sectors all weighing on returns.

Our allocation to high-yield delivered a stellar absolute performance, as the asset class was boosted by accommodative monetary policy, the improving outlook for corporate America and investors' preference for the higher-yielding segments within fixed income. However, the strategy lagged behind its benchmark due to its focus on higher-rated securities in a market in which the lowest-rated bonds generally outperformed.

Similarly, the quantitative small-cap strategy produced a large gain, but came in well behind its benchmark, in this case the Russell 2000® Index.8 Stock selection was least effective in the energy, consumer durables/apparel and transportation industries. Notable laggards among individual stocks included GenCorp,* Myriad Genetics, Inc. and Smith & Wesson Holding Corp.*

In the fundamental international strategy, key sources of underperformance were stock selection in both Hong Kong and the health care sector, along with an underweight to Australia and overweights in energy and the United States.

The fund's allocation to the TIPS strategy detracted slightly. "TIPS" stands for Treasury Inflation-Protected Securities, a type of investment that performs well when inflation expectations are rising. During the past year, investors have indeed become more concerned about inflation, due to ultralow short-term interest rates and soaring government debt.

In this environment, the strategy delivered a double-digit return but experienced a small shortfall relative to the benchmark.

The fund's positions in the exchange-traded funds (ETFs) Vanguard Emerging Markets and iShares Barclays Aggregate Bond each delivered a strong absolute return and helped augment the fund's diversification.9,10,11 Since each lagged its respective benchmark by a small margin, however, they are considered to be detractors from the fund's relative performance.

7 The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000® Index that have higher price-to-book ratios and higher forecasted growth values.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
8 The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
9 An exchange-traded fund (ETF) is a security that tracks an index, a commodity or a basket of assets like an index fund, but trades like a stock on an exchange.
10 The Vanguard Emerging Markets ETF seeks to track the performance of a benchmark index that measures the investment return of small- and mid-capitalization stocks.
11 The iShares Barclays Aggregate Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the total United States investment-grade bond market as defined by the Barclays Capital US Aggregate Bond Index.
* Not held in the portfolio as of March 31, 2010.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	3/31/10	3/31/09

Common Stocks	56%	57%
Corporate Bonds	10%	9%
Exchange-Traded Funds	8%	4%
Government & Agency Obligations	8%	9%
Cash Equivalents	6%	5%
Collateralized Mortgage Obligations	5%	6%
Mortgage-Backed Securities Pass-Throughs	5%	6%
Commercial Mortgage-Backed Securities	1%	2%
Municipal Bonds and Notes	1%	1%
Asset-Backed	—	1%
	100%	100%
Sector Diversification (As a % of Equities, Corporate Bonds and Preferred Securities)	3/31/10	3/31/09

Financials	19%	14%
Information Technology	15%	14%
Health Care	11%	13%
Consumer Discretionary	11%	10%
Industrials	11%	11%
Energy	10%	12%
Consumer Staples	8%	10%
Materials	6%	5%
Utilities	5%	6%
Telecommunication Services	4%	5%
	100%	100%
Geographical Diversification (As a % of Equity Securities)	3/31/10	3/31/09

United States	80%	84%
Europe (excluding United Kingdom)	10%	9%
Japan	3%	2%
United Kingdom	2%	1%
Pacific Basin	1%	2%
Australia	1%	—
Canada	1%	—
Other	2%	2%
	100%	100%

Asset allocation, sector and geographical diversifications are subject to change.

Ten Largest Equity Holdings at March 31, 2010 (6.4% of Net Assets)
1. Apple, Inc. Manufacturer of personal computers and communication solutions	0.9%
2. Microsoft Corp. Developer of computer software	0.8%
3. ExxonMobil Corp. Explorer and producer of oil and gas	0.7%
4. Bank of America Corp. Provider of commercial financial services	0.7%
5. Wells Fargo & Co. Provider of diversified financial services	0.7%
6. Cisco Systems, Inc. Developer of computer network products	0.6%
7. JPMorgan Chase & Co. Provider of global financial services	0.5%
8. AT&T, Inc. Provider of communications services	0.5%
9. Johnson & Johnson Provider of health care products	0.5%
10. International Business Machines Corp. Manufacturer of computers and provider of information processing services	0.5%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2010

	Shares	Value ($)

Common Stocks 56.3%
Consumer Discretionary 6.5%
Auto Components 0.5%
Autoliv, Inc.*	4,400	226,732
Bridgestone Corp.	400	6,832
Compagnie Generale des Etablissements Michelin "B"	157	11,552
Cooper Tire & Rubber Co.	12,900	245,358
Denso Corp.	300	8,941
Drew Industries, Inc.*	1,200	26,424
Johnson Controls, Inc.	41,900	1,382,281
Magna International, Inc. "A"*	300	18,564
Minth Group Ltd.	170,500	285,550
Nippon Seiki Co., Ltd.	11,000	130,038
Pirelli & C. SpA*	24,395	15,015
S&T Dynamics Co., Ltd.	9,480	133,255
Standard Motor Products, Inc.	20,600	204,352
Toyota Industries Corp.	200	5,715
TRW Automotive Holdings Corp.*	400	11,432
Yokohama Rubber Co., Ltd.	28,000	131,838
		2,843,879
Automobiles 0.2%
Bayerische Motoren Werke (BMW) AG	6,517	300,367
Daimler AG (Registered)	1,494	70,356
Fiat SpA*	3,728	48,620
Ford Motor Co.*	37,500	471,375
Honda Motor Co., Ltd.	1,300	45,929
Mazda Motor Corp.	82,000	230,836
Nissan Motor Co., Ltd.*	1,400	12,003
Renault SA*	194	9,109
Toyota Motor Corp.	2,200	88,456
		1,277,051
Distributors 0.0%
Jardine Cycle & Carriage Ltd.	1,000	20,962
Li & Fung Ltd.	14,000	68,575
		89,537
Diversified Consumer Services 0.1%
Lincoln Educational Services Corp.*	400	10,120
Steiner Leisure Ltd.*	1,200	53,184
Universal Technical Institute, Inc.*	3,900	88,998
		152,302
Hotels Restaurants & Leisure 0.8%
Aristocrat Leisure Ltd.	2,777	11,528
Autogrill SpA*	1,184	14,391
Bob Evans Farms, Inc.	2,100	64,911
bwin Interactive Entertainment AG*	1,880	110,676
Caribou Coffee Co., Inc.*	7,800	51,636
Carnival PLC	221	9,061
Carrols Restaurant Group, Inc.*	3,500	23,800
Compass Group PLC	1,638	13,084
Cracker Barrel Old Country Store, Inc.	3,300	153,054
Crown Ltd.	2,319	17,385
Darden Restaurants, Inc.	27,050	1,204,807
Genting Singapore PLC*	48,000	30,284
Lottomatica SpA	479	9,141
Marriott International, Inc. "A"	19,819	624,695
McDonald's Corp.	8,150	543,768
OPAP SA	6,260	142,473
Paddy Power PLC	6,769	241,029
Papa John's International, Inc.*	3,600	92,556
PartyGaming PLC*	27,129	132,082
REXLot Holdings Ltd.	2,325,000	333,264
Shangri-La Asia Ltd.	8,000	15,618
Shuffle Master, Inc.*	3,000	24,570
Sodexo	129	7,715
Starbucks Corp.*	24,600	597,042
TABCORP Holdings Ltd.	3,228	20,417
Tatts Group Ltd.	5,423	12,232
Whitbread PLC	338	7,550
Wyndham Worldwide Corp.	3,600	92,628
		4,601,397
Household Durables 0.4%
Advanced Digital Broadcast Holdings SA (Registered)*	1,700	71,760
American Greetings Corp. "A"	11,600	241,744
Electrolux AB "B"	658	15,053
Garmin Ltd.	15,300	588,744
Husqvarna AB "B"*	1,300	9,442
Jarden Corp.	3,400	113,186
NVR, Inc.*	435	316,028
Panasonic Corp.	9,277	142,327
Ryland Group, Inc.	3,800	85,272
Sekisui House Ltd.	1,000	9,957
Sharp Corp.	1,000	12,510
Sony Corp.	600	22,985
Tempur-Pedic International, Inc.*	9,100	274,456
Whirlpool Corp.	4,900	427,525
		2,330,989
Internet & Catalog Retail 0.3%
Expedia, Inc.	2,800	69,888
Liberty Media Corp. — Interactive "A"*	81,900	1,253,889
Priceline.com, Inc.*	1,800	459,000
		1,782,777
Leisure Equipment & Products 0.2%
Mattel, Inc.	35,400	804,996
Nikon Corp.	500	10,923
Universal Entertainment Corp.	9,100	132,126
		948,045
Media 1.6%
Aegis Group PLC	49,658	95,725
British Sky Broadcasting Group PLC	1,807	16,552
Comcast Corp. "A"	121,300	2,282,866
Dex One Corp.*	360	10,051
E.W. Scripps Co. "A"*	7,900	66,755
Fairfax Media Ltd.	9,922	16,359
Gestevision Telecinco SA	772	12,123
JC Decaux SA*	8,151	227,596
Journal Communications, Inc. "A"*	5,300	22,260
Lagardere SCA	166	6,724
Mediacom Communications Corp. "A"*	11,200	66,640
Mediaset SpA	4,536	39,016
Pearson PLC	966	15,180
Publicis Groupe	212	9,078
Reed Elsevier NV	20,464	248,977
Reed Elsevier PLC	2,143	17,145
Scholastic Corp.	7,100	198,800
Scripps Networks Interactive "A"	39,600	1,756,260
SES "A" (FDR)	261	6,583
Shaw Communications, Inc. "B"	1,100	21,780
Singapore Press Holdings Ltd.	22,000	59,996
SuperMedia, Inc.*	67	2,743
Television Broadcasts Ltd.	2,000	9,631
Thomson Reuters Corp.	2,302	83,771
Time Warner Cable, Inc.	29,600	1,577,976
Time Warner, Inc.	38,700	1,210,149
Viacom, Inc. "B"*	13,400	460,692
Vivendi	372	9,968
Walt Disney Co.	3,800	132,658
Wolters Kluwer NV	8,298	180,084
World Wrestling Entertainment, Inc. "A"	12,300	212,790
WPP PLC	12,726	131,775
		9,208,703
Multiline Retail 0.4%
Big Lots, Inc.*	13,200	480,744
Canadian Tire Corp., Ltd. "A"	200	10,917
Dillard's, Inc. "A"	7,300	172,280
Dollar General Corp.*	6,700	169,175
Harvey Norman Holdings Ltd.	3,399	11,269
Kohl's Corp.*	11,050	605,319
Marks & Spencer Group PLC	1,707	9,594
Next PLC	252	8,282
Nordstrom, Inc.	18,900	772,065
PPR	86	11,436
Tuesday Morning Corp.*	20,300	133,777
		2,384,858
Specialty Retail 1.3%
Advance Auto Parts, Inc.	11,800	494,656
Aeropostale, Inc.*	8,400	242,172
American Eagle Outfitters, Inc.	8,200	151,864
Barnes & Noble, Inc.	12,600	272,412
Big 5 Sporting Goods Corp.	6,000	91,320
DSW, Inc. "A"*	1,600	40,848
Esprit Holdings Ltd.	7,787	61,296
Group 1 Automotive, Inc.*	6,900	219,834
Hennes & Mauritz AB "B"	5,950	384,938
Home Depot, Inc.	53,800	1,740,430
Industria de Diseno Textil SA	1,293	85,132
Jo-Ann Stores, Inc.*	4,100	172,118
Jumbo SA	7,934	80,559
Kingfisher PLC	2,909	9,472
Kirkland's, Inc.*	3,700	77,700
Limited Brands, Inc.	57,200	1,408,264
Nitori Co., Ltd.	1,750	132,872
Penske Automotive Group, Inc.*	500	7,210
Ross Stores, Inc.	8,600	459,842
Stage Stores, Inc.	600	9,234
The Gap, Inc.	6,700	154,837
The Sherwin-Williams Co.	500	33,840
TJX Companies, Inc.	13,450	571,894
Ulta Salon, Cosmetics & Fragrance, Inc.*	8,000	180,960
Urban Outfitters, Inc.*	6,400	243,392
Yamada Denki Co., Ltd.	1,605	118,485
		7,445,581
Textiles, Apparel & Luxury Goods 0.7%
Adidas AG	523	27,927
Carter's, Inc.*	6,700	202,005
Compagnie Financiere Richemont SA "A"	12,899	500,038
Deckers Outdoor Corp.*	2,100	289,800
Fossil, Inc.*	6,800	256,632
Jones Apparel Group, Inc.	6,500	123,630
Luxottica Group SpA	740	19,808
LVMH Moet Hennessy Louis Vuitton SA	86	10,037
NIKE, Inc. "B"	18,200	1,337,700
Oxford Industries, Inc.	9,900	201,267
Perry Ellis International, Inc.*	600	13,590
Skechers USA, Inc. "A"*	7,400	268,768
Steven Madden Ltd.*	4,500	219,600
Swatch Group AG (Bearer)	593	189,312
UniFirst Corp.	4,117	212,026
Yue Yuen Industrial (Holdings) Ltd.	5,000	17,486
		3,889,626
Consumer Staples 4.8%
Beverages 0.7%
Anheuser-Busch InBev NV	1,806	91,047
Asahi Breweries Ltd.	2,000	37,399
C&C Group PLC	59,043	267,416
Carlsberg AS "B"	6,778	569,273
Central European Distribution Corp.*	4,900	171,549
Coca-Cola Amatil Ltd.	1,082	11,156
Coca-Cola Bottling Co. Consolidated	800	46,928
Coca-Cola Co.	7,800	429,000
Diageo PLC	1,080	18,160
Foster's Group Ltd.	3,848	18,638
Heineken Holding NV	239	10,639
Heineken NV	6,094	312,860
Kirin Holdings Co., Ltd.	4,000	58,824
National Beverage Corp.	1,100	12,232
PepsiCo, Inc.	26,700	1,766,472
Pernod Ricard SA	701	59,472
SABMiller PLC	640	18,777
Sapporo Holdings Ltd.	3,000	15,666
		3,915,508
Food & Staples Retailing 1.0%
Aeon Co., Ltd.	4,000	45,260
Alimentation Couche-Tard, Inc. "B"	700	12,757
Carrefour SA	7,250	349,789
Casino Guichard-Perrachon SA	123	10,403
Colruyt SA	54	13,295
Delhaize Group	280	22,520
FamilyMart Co., Ltd.	400	12,710
George Weston Ltd.	300	20,721
Koninklijke Ahold NV	19,454	259,491
Kroger Co.	30,900	669,294
Lawson, Inc.	400	17,060
Loblaw Companies Ltd.	500	18,466
Metro AG	1,882	111,651
Metro, Inc. "A"	600	24,877
Seven & I Holdings Co., Ltd.	12,115	292,835
Shoppers Drug Mart Corp.	1,000	42,968
SUPERVALU, Inc.	22,000	366,960
Sysco Corp.	22,700	669,650
Tesco PLC	3,247	21,468
UNY Co., Ltd.	1,800	14,890
Village Super Market, Inc. "A"	100	2,803
Wal-Mart Stores, Inc.	45,800	2,546,480
Wesfarmers Ltd.	1,555	45,281
Whole Foods Market, Inc.*	700	25,305
William Morrison Supermarkets PLC	2,064	9,197
Woolworths Ltd.	2,188	56,163
		5,682,294
Food Products 1.5%
Ajinomoto Co., Inc.	3,000	29,726
Archer-Daniels-Midland Co.	45,600	1,317,840
Aryzta AG	243	10,652
Campbell Soup Co.	8,900	314,615
DANONE SA	2,027	122,197
Darling International, Inc.*	12,000	107,520
Dean Foods Co.*	7,000	109,830
Del Monte Foods Co.	8,700	127,020
Diamond Foods, Inc.	5,400	227,016
General Mills, Inc.	8,100	573,399
Green Mountain Coffee Roasters, Inc.*	1,850	179,117
J & J Snack Foods Corp.	2,500	108,675
Kikkoman Corp.	1,000	11,706
Kraft Foods, Inc. "A" (b)	20,900	632,016
Kraft Foods, Inc. "A" (b)	133	4,022
Lancaster Colony Corp.	4,000	235,840
MEIJI Holdings Co., Ltd.	400	15,535
Nestle SA (Registered)	19,639	1,004,756
Nippon Meat Packers, Inc.	1,000	12,658
Nisshin Seifun Group, Inc.	1,000	12,902
Nissin Foods Holdings Co., Ltd.	400	13,444
Saputo, Inc.	600	17,474
Sara Lee Corp.	61,200	852,516
Smithfield Foods, Inc.*	27,300	566,202
Suedzucker AG	1,156	25,518
SunOpta, Inc.*	41,200	170,980
The Hershey Co.	2,300	98,463
Toyo Suisan Kaisha Ltd.	1,000	25,858
Tyson Foods, Inc. "A"	68,400	1,309,860
Unilever NV (CVA)	8,200	248,292
Unilever PLC	740	21,706
Viterra, Inc.*	1,300	12,275
Yakult Honsha Co., Ltd.	600	16,177
Yamazaki Baking Co., Ltd.	1,000	12,358
		8,548,165
Household Products 1.0%
Church & Dwight Co., Inc.	6,300	421,785
Colgate-Palmolive Co.	16,850	1,436,631
Energizer Holdings, Inc.*	12,850	806,466
Henkel AG & Co. KGaA	1,990	92,162
Kao Corp.	2,000	50,595
Kimberly-Clark Corp.	29,700	1,867,536
Procter & Gamble Co.	18,500	1,170,495
Reckitt Benckiser Group PLC	266	14,637
Unicharm Corp.	200	19,321
		5,879,628
Personal Products 0.3%
Beiersdorf AG	1,313	78,439
Estee Lauder Companies, Inc. "A"	9,500	616,265
Herbalife Ltd.	9,400	433,528
L'Oreal SA	932	97,921
Nu Skin Enterprises, Inc. "A"	4,300	125,130
Prestige Brands Holdings, Inc.*	2,000	18,000
Revlon, Inc. "A"*	3,600	53,460
Shiseido Co., Ltd.	2,000	43,443
		1,466,186
Tobacco 0.3%
British American Tobacco PLC	8,462	291,822
Imperial Tobacco Group PLC	5,712	174,577
Japan Tobacco, Inc.	21	77,836
Lorillard, Inc.	3,200	240,768
Philip Morris International, Inc.	16,100	839,776
Reynolds American, Inc.	5,900	318,482
		1,943,261
Energy 5.7%
Energy Equipment & Services 1.9%
AMEC PLC	24,829	300,581
Cameron International Corp.*	18,100	775,766
Compagnie Generale de Geophysique-Veritas*	313	8,863
Complete Production Services, Inc.*	15,900	183,645
Dresser-Rand Group, Inc.*	4,700	147,674
Exterran Holdings, Inc.*	23,500	567,995
Geokinetics, Inc.*	20,300	146,363
Helix Energy Solutions Group, Inc.*	24,300	316,629
Helmerich & Payne, Inc.	9,300	354,144
John Wood Group PLC	21,256	117,056
Key Energy Services, Inc.*	23,000	219,650
Lamprell PLC	40,842	150,085
Lufkin Industries, Inc.	700	55,405
National-Oilwell Varco, Inc.	31,700	1,286,386
Oil States International, Inc.*	20,400	924,936
Patterson-UTI Energy, Inc.	16,100	224,917
Pioneer Drilling Co.*	24,300	171,072
Pride International, Inc.*	8,500	255,935
Prosafe Production Public Ltd.*	25,600	63,526
Prosafe SE	16,720	87,551
Rowan Companies, Inc.*	50,000	1,455,500
RPC, Inc.	5,000	55,650
Saipem SpA	10,585	410,173
SBM Offshore NV	12,308	246,499
Schlumberger Ltd.	18,550	1,177,183
Seadrill Ltd.	1,200	28,037
Shinko Plantech Co., Ltd.	6,100	53,794
Technip SA	3,556	288,660
Tecnicas Reunidas SA	2,175	136,877
Tenaris SA	913	19,611
Transocean Ltd.*	6,200	535,556
WorleyParsons Ltd.	411	9,576
		10,775,295
Oil, Gas & Consumable Fuels 3.8%
Alpha Natural Resources, Inc.*	24,200	1,207,338
Anadarko Petroleum Corp.	31,750	2,312,352
Arrow Energy Ltd.*	1,913	8,809
Berry Petroleum Co. "A"	3,800	107,008
BG Group PLC	1,088	18,795
Bill Barrett Corp.*	6,900	211,899
BP PLC	34,652	328,154
Cameco Corp.	200	5,476
Canadian Natural Resources Ltd.	400	29,605
Canadian Oil Sands Trust (Units)	200	5,996
Cenovus Energy, Inc.	500	13,061
Chevron Corp.	24,900	1,888,167
Cimarex Energy Co.	11,400	676,932
ConocoPhillips	7,300	373,541
Contango Oil & Gas Co.*	400	20,460
Cosmo Oil Co., Ltd.	5,000	12,093
Devon Energy Corp.	22,200	1,430,346
Enbridge, Inc.	200	9,539
EnCana Corp.	500	15,557
Eni SpA	18,736	440,000
EXCO Resources, Inc.	8,500	156,230
ExxonMobil Corp.	62,750	4,202,995
Forest Oil Corp.*	4,300	111,026
Gulfport Energy Corp.*	11,200	125,888
Husky Energy, Inc.	600	17,209
Idemitsu Kosan Co., Ltd.	200	15,100
Imperial Oil Ltd.	400	15,450
INPEX Corp.	5	36,705
Japan Petroleum Exploration Co., Ltd.	300	15,162
LUKOIL (ADR) (b)	3,473	197,267
LUKOIL (ADR) (b)	461	26,139
Marathon Oil Corp.	23,000	727,720
Murphy Oil Corp.	6,500	365,235
Newfield Exploration Co.*	23,200	1,207,560
Nexen, Inc.	300	7,423
Nippon Mining Holdings, Inc.	5,000	23,371
Nippon Oil Corp.	7,000	35,266
Northern Oil & Gas, Inc.*	3,800	60,230
Occidental Petroleum Corp.	2,800	236,712
OMV AG	3,920	147,203
Origin Energy Ltd.	2,078	31,511
Paladin Energy Ltd.*	1,779	6,430
Repsol YPF SA	6,106	144,625
Royal Dutch Shell PLC "A"	1,131	32,812
Royal Dutch Shell PLC "B"	862	23,773
Santos Ltd.	1,760	23,630
Showa Shell Sekiyu KK	2,400	16,230
Spectra Energy Corp.	12,200	274,866
Statoil ASA	25,118	583,990
Suncor Energy, Inc.	784	25,496
Talisman Energy, Inc.	400	6,841
Teekay Corp.	22,000	500,280
TonenGeneral Sekiyu KK	2,000	16,882
Total SA	13,691	795,115
Tullow Oil PLC	330	6,249
Ultra Petroleum Corp.*	7,400	345,062
USEC, Inc.*	16,700	96,359
Williams Companies, Inc.	58,200	1,344,420
Woodside Petroleum Ltd.	8,946	384,339
		21,503,929
Financials 8.7%
Capital Markets 1.3%
Affiliated Managers Group, Inc.*	1,500	118,500
Ameriprise Financial, Inc.	1,700	77,112
Ashmore Group PLC	52,363	209,569
Bank of New York Mellon Corp.	12,100	373,648
BlackRock, Inc.	900	195,984
Calamos Asset Management, Inc. "A"	12,400	177,816
Credit Suisse Group AG (Registered)	675	34,706
Daiwa Securities Group, Inc.	1,000	5,265
Diamond Hill Investment Group	500	34,300
Franklin Resources, Inc.	11,400	1,264,260
GAMCO Investors, Inc. "A"	1,200	54,600
ICAP PLC	11,498	65,077
Jefferies Group, Inc.	8,300	196,461
LaBranche & Co., Inc.*	11,000	57,860
Lazard Ltd. "A"	4,000	142,800
Marfin Investment Group SA*	2,080	4,802
Morgan Stanley	24,600	720,534
Nomura Holdings, Inc.	4,000	29,339
Oppenheimer Holdings, Inc. "A"	5,900	150,509
Partners Group Holding AG	1,600	226,496
Piper Jaffray Companies, Inc.*	2,700	108,810
SBI Holdings, Inc.	49	9,676
T. Rowe Price Group, Inc.	14,400	790,992
The Goldman Sachs Group, Inc.	11,900	2,030,497
UBS AG (Registered)*	1,959	31,805
Waddell & Reed Financial, Inc. "A"	5,700	205,428
		7,316,846
Commercial Banks 2.3%
1st Source Corp.	2,700	47,385
Alpha Bank AE*	17,179	164,143
Australia & New Zealand Banking Group Ltd.	764	17,739
BancFirst Corp.	2,300	96,393
Banco Bilbao Vizcaya Argentaria SA	2,601	35,551
Banco Latinoamericano de Comercio Exterior SA "E"	6,400	91,904
Banco Popolare Societa Cooperativa*	1,277	8,874
Banco Santander SA	5,073	67,319
Bank of Cyprus PCL	2,987	18,910
Bank of East Asia Ltd.	2,640	9,777
Bank of Montreal	200	12,140
Barclays PLC	100,486	547,147
BNP Paribas	8,034	616,335
BOC Hong Kong (Holdings) Ltd.	2,500	5,953
Canadian Imperial Bank of Commerce	200	14,611
Cardinal Financial Corp.	9,400	100,392
Chuo Mitsui Trust Holdings, Inc.	2,000	7,480
Comerica, Inc.	19,700	749,388
Commerce Bancshares, Inc.	17,860	734,760
Commerzbank AG*	1,111	9,521
Commonwealth Bank of Australia	655	33,774
Community Bank System, Inc.	1,000	22,780
Credit Agricole SA	800	13,988
CVB Financial Corp.	18,300	181,719
Dah Sing Banking Group Ltd.*	86,300	117,857
Danske Bank AS*	3,084	75,947
DBS Group Holdings Ltd.	3,000	30,623
Dexia SA*	1,754	10,452
DnB NOR ASA*	9,400	107,121
EFG Eurobank Ergasias*	1,169	10,761
Erste Group Bank AG	1,596	66,992
First Financial Bancorp.	5,400	96,066
Hang Seng Bank Ltd.	600	8,371
HSBC Holdings PLC	13,089	132,700
Huntington Bancshares, Inc.	170,800	917,196
IBERIABANK Corp.	1,000	60,010
Intesa Sanpaolo*	5,038	18,747
Investors Bancorp., Inc.*	1,300	17,160
KBC Groep NV*	565	27,334
KeyCorp	40,900	316,975
Lakeland Bancorp., Inc.	1,100	9,735
Lloyds Banking Group PLC	401,658	382,910
Marshall & Ilsley Corp.	27,000	217,350
Mitsubishi UFJ Financial Group, Inc.	72,678	379,257
Mizuho Financial Group, Inc.	16,492	32,649
Mizuho Trust & Banking Co., Ltd.*	6,000	6,008
National Australia Bank Ltd.	760	19,154
National Bank of Greece SA*	2,203	44,543
Nordea Bank AB	4,187	41,298
Oversea-Chinese Banking Corp., Ltd.	1,000	6,216
Piraeus Bank SA	983	8,608
PNC Financial Services Group, Inc.	17,700	1,056,690
Prosperity Bancshares, Inc.	4,000	164,000
Raiffeisen International Bank-Holding AG	360	17,099
Resona Holdings, Inc.	400	5,040
Royal Bank of Canada	500	29,262
S&T Bancorp., Inc.	1,700	35,530
Santander BanCorp.*	7,500	92,025
Skandinaviska Enskilda Banken AB "A"*	2,289	14,642
Societe Generale	2,974	186,830
Southside Bancshares, Inc.	4,740	102,242
Standard Chartered PLC	4,899	133,502
StellarOne Corp.	1,000	13,370
Sumitomo Mitsui Financial Group, Inc.	11,335	372,877
Sumitomo Trust & Banking Co., Ltd.	1,000	5,845
Susquehanna Bancshares, Inc.	6,600	64,746
Svenska Handelsbanken AB "A"	664	19,447
Swedbank AB "A"*	940	9,636
The Bancorp., Inc.*	4,100	36,490
The Bank of Yokohama Ltd.	4,000	19,537
The Shizuoka Bank Ltd.	1,000	8,720
Toronto-Dominion Bank	400	29,813
UBI Banca — Unione di Banche Italiane ScpA	562	7,578
UMB Financial Corp.	100	4,060
UniCredit SpA*	15,161	44,749
United Overseas Bank Ltd.	2,000	27,431
Wells Fargo & Co.	121,300	3,774,856
WesBanco, Inc.	1,100	17,886
Westpac Banking Corp.	1,148	29,271
Wing Hang Bank Ltd.	25,000	227,901
Yadkin Valley Financial Corp.	3,600	15,480
		13,336,578
Consumer Finance 0.9%
Advance America Cash Advance Centers, Inc.	31,500	183,330
American Express Co.	29,000	1,196,540
AmeriCredit Corp.*	14,800	351,648
Capital One Financial Corp.	48,700	2,016,667
Discover Financial Services	65,100	969,990
Kiatnakin Bank PCL (Foreign Registered)	144,900	123,233
ORIX Corp.	110	9,734
		4,851,142
Diversified Financial Services 1.6%
Bank of America Corp.	234,700	4,189,395
Citigroup, Inc.*	90,800	367,740
Compagnie Nationale a Portefeuille	311	16,293
Deutsche Boerse AG	224	16,609
Financiere Marc de Lacharriere SA	2,448	121,904
Groupe Bruxelles Lambert SA	234	20,667
Hellenic Exchanges SA	8,900	78,451
Hong Kong Exchanges & Clearing Ltd.	1,000	16,660
ING Groep NV (CVA)*	54,517	543,579
IntercontinentalExchange, Inc.*	3,450	387,021
Investor AB "B"	491	9,426
JPMorgan Chase & Co.	67,350	3,013,912
MarketAxess Holdings, Inc.	2,200	34,606
Pohjola Bank PLC "A"	1,664	18,720
Singapore Exchange Ltd.	2,000	10,921
		8,845,904
Insurance 1.7%
Aegon NV*	3,925	26,845
Allianz SE (Registered)	3,625	454,707
Allied World Assurance Co. Holdings Ltd.	6,300	282,555
Allstate Corp.	44,200	1,428,102
American Equity Investment Life Holding Co.	9,500	101,175
AMP Ltd.	1,450	8,319
Aon Corp.	6,700	286,157
Arch Capital Group Ltd.*	2,200	167,750
Assicurazioni Generali SpA	804	19,284
Assurant, Inc.	11,100	381,618
AXA SA	1,104	24,530
Axis Capital Holdings Ltd.	21,100	659,586
Chubb Corp.	15,600	808,860
CNA Financial Corp.*	4,700	125,584
EMC Insurance Group, Inc.	300	6,756
Endurance Specialty Holdings Ltd.	8,500	315,775
Everest Re Group Ltd.	1,400	113,302
Flagstone Reinsurance Holdings Ltd.	1,700	19,482
Fortis*	9,899	35,207
Harleysville Group, Inc.	200	6,752
Hartford Financial Services Group, Inc.	19,700	559,874
Horace Mann Educators Corp.	5,000	75,300
Infinity Property & Casualty Corp.	900	40,896
Kansas City Life Insurance Co.	1,700	53,686
Loews Corp.	14,200	529,376
Manulife Financial Corp.	300	5,919
Max Capital Group Ltd.	6,300	144,837
Mitsui Sumitomo Insurance Group Holdings, Inc.	300	8,300
Montpelier Re Holdings Ltd.	6,400	107,584
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	158	25,646
National Financial Partners Corp.*	10,700	150,870
NIPPONKOA Insurance Co., Ltd.	1,000	6,279
NYMAGIC, Inc.	800	16,984
Phoenix Companies, Inc.*	19,800	47,916
Power Corp. of Canada	300	9,056
Presidential Life Corp.	4,000	39,880
Primerica, Inc.*	700	10,500
ProAssurance Corp.*	4,600	269,284
Prudential PLC	874	7,253
QBE Insurance Group Ltd.	612	11,678
Safety Insurance Group, Inc.	1,055	39,742
Sampo Oyj "A"	3,495	92,799
Sompo Japan Insurance, Inc.	1,000	7,017
Swiss Reinsurance Co., Ltd. (Registered)*	212	10,426
T&D Holdings, Inc.	700	16,513
The Travelers Companies, Inc.	22,300	1,202,862
Tokio Marine Holdings, Inc.	500	14,085
Topdanmark AS*	150	19,538
Trygvesta AS	177	11,682
Validus Holdings Ltd.	6,200	170,686
Vienna Insurance Group	402	21,217
XL Capital Ltd. "A"	28,100	531,090
Zurich Financial Services AG	76	19,503
		9,550,624
Real Estate Investment Trusts 0.7%
American Campus Communities, Inc. (REIT)	2,100	58,086
Annaly Capital Management, Inc. (REIT)	71,500	1,228,370
BioMed Realty Trust, Inc. (REIT)	8,000	132,320
Cogdell Spencer, Inc. (REIT)	6,200	45,880
Colonial Properties Trust (REIT)	3,300	42,504
Colony Financial, Inc. (REIT)	1,800	36,000
Corio NV (REIT)	101	6,749
Cousins Properties, Inc. (REIT)	67	557
Developers Diversified Realty Corp. (REIT)	1,900	23,123
Dynex Capital, Inc. (REIT)	2,500	22,500
EastGroup Properties, Inc. (REIT)	1,500	56,610
Entertainment Properties Trust (REIT)	2,600	106,938
Equity Residential (REIT)	11,300	442,395
First Industrial Realty Trust, Inc. (REIT)*	11,925	92,538
Glimcher Realty Trust (REIT)	3,800	19,266
HCP, Inc. (REIT)	9,300	306,900
Hospitality Properties Trust (REIT)	6,300	150,885
Host Hotels & Resorts, Inc. (REIT)	50	732
Investors Real Estate Trust (REIT)	2,300	20,746
iStar Financial, Inc. (REIT)*	3,300	15,147
Kilroy Realty Corp. (REIT)	3,600	111,024
LaSalle Hotel Properties (REIT)	500	11,650
Lexington Realty Trust (REIT)	14,152	92,130
Mid-America Apartment Communities, Inc. (REIT)	1,600	82,864
National Retail Properties, Inc. (REIT)	11,500	262,545
Nippon Building Fund, Inc. (REIT)	2	17,202
Parkway Properties, Inc. (REIT)	2,500	46,950
Pennsylvania Real Estate Investment Trust (REIT)	9,100	113,477
Potlatch Corp. (REIT)	7,100	248,784
PS Business Parks, Inc. (REIT)	1,900	101,460
Redwood Trust, Inc. (REIT)	5,800	89,436
Unibail-Rodamco SE (REIT)	39	7,896
Washington Real Estate Investment Trust (REIT)	4,000	122,200
Westfield Group (REIT) (Units)	1,301	14,376
		4,130,240
Real Estate Management & Development 0.1%
Brookfield Asset Management, Inc. "A"	400	10,181
CapitaLand Ltd.	5,000	14,159
Cheung Kong (Holdings) Ltd.	1,000	12,862
City Developments Ltd.	1,000	7,565
Daito Trust Construction Co., Ltd.	200	9,650
Daiwa House Industry Co., Ltd.	1,000	11,288
Hang Lung Properties Ltd.	3,000	12,036
Henderson Land Development Co., Ltd.	1,000	7,048
Immoeast AG*	14,463	79,378
K Wah International Holdings Ltd.	312,000	116,631
Midland Holdings Ltd.	344,000	375,609
Mitsubishi Estate Co., Ltd.	1,000	16,371
Mitsui Fudosan Co., Ltd.	1,000	16,984
New World Development Co., Ltd.	7,000	13,654
Sumitomo Realty & Development Co., Ltd.	6,000	114,239
Sun Hung Kai Properties Ltd.	1,000	15,003
Swire Pacific Ltd. "A"	1,000	12,056
Wharf Holdings Ltd.	2,000	11,338
		856,052
Thrifts & Mortgage Finance 0.1%
Brookline Bancorp., Inc.	20,600	219,184
Dime Community Bancshares	1,200	15,156
First Defiance Financial Corp.	2,500	25,300
NewAlliance Bancshares, Inc.	19,400	244,828
Provident Financial Services, Inc.	15,700	186,830
Provident New York Bancorp.	3,000	28,440
Westfield Financial, Inc.	700	6,433
		726,171
Health Care 7.3%
Biotechnology 1.2%
Actelion Ltd. (Registered)*	257	11,675
Amgen, Inc.*	27,250	1,628,460
Celgene Corp.*	33,100	2,050,876
Cephalon, Inc.*	8,500	576,130
CSL Ltd.	2,963	98,985
Exelixis, Inc.*	11,400	69,198
Gilead Sciences, Inc.*	31,500	1,432,620
Grifols SA	19,186	287,197
Intercell AG*	4,982	144,545
Metabolix, Inc.*	6,900	84,042
Myriad Genetics, Inc.*	13,350	321,067
		6,704,795
Health Care Equipment & Supplies 0.8%
Align Technology, Inc.*	12,600	243,684
bioMerieux	84	9,641
Cochlear Ltd.	295	19,698
Coloplast AS "B"	348	38,308
Covidien PLC	10,700	537,996
Edwards Lifesciences Corp.*	8,450	835,536
Essilor International SA	1,025	65,391
ev3, Inc.*	7,900	125,294
Hill-Rom Holdings, Inc.	9,300	253,053
Hospira, Inc.*	11,500	651,475
Nobel Biocare Holding AG (Registered)	5,554	148,389
NxStage Medical, Inc.*	14,500	166,025
Olympus Corp.	1,000	32,108
Smith & Nephew PLC	2,697	26,916
Somanetics Corp.*	9,400	179,916
Sonova Holding AG (Registered)	88	10,939
Synthes, Inc.	129	16,110
Terumo Corp.	800	42,537
Thoratec Corp.*	8,300	277,635
William Demant Holding AS*	383	27,097
Zimmer Holdings, Inc.*	11,600	686,720
		4,394,468
Health Care Providers & Services 2.6%
Alfresa Holdings Corp.	200	8,623
AMERIGROUP Corp.*	8,300	275,892
AmerisourceBergen Corp.	31,300	905,196
BioScrip, Inc.*	21,300	169,974
Cardinal Health, Inc.	38,300	1,379,949
Catalyst Health Solutions, Inc.*	1,700	70,346
Centene Corp.*	4,000	96,160
Community Health Systems, Inc.*	15,400	568,722
Continucare Corp.*	7,400	27,380
CorVel Corp.*	1,300	46,475
Coventry Health Care, Inc.*	67,000	1,656,240
Diagnosticos da America SA	21,600	189,479
Emergency Medical Services Corp. "A"*	4,600	260,130
Express Scripts, Inc.*	12,800	1,302,528
Fleury SA*	11,500	122,867
Fresenius Medical Care AG & Co. KGaA	18,230	1,028,705
Genoptix, Inc.*	2,400	85,176
Health Management Associates, Inc. "A"*	2,300	19,780
Healthspring, Inc.*	7,500	132,000
Humana, Inc.*	11,200	523,824
Magellan Health Services, Inc.*	6,000	260,880
McKesson Corp.	36,900	2,425,068
Medco Health Solutions, Inc.*	9,600	619,776
Medipal Holdings Corp.	600	7,106
Omnicare, Inc.	14,700	415,863
Owens & Minor, Inc.	4,100	190,199
Providence Service Corp.*	7,600	115,444
RehabCare Group, Inc.*	6,600	179,982
Sonic Healthcare Ltd.	1,970	25,915
Suzuken Co., Ltd.	300	10,554
Triple-S Management Corp. "B"*	4,400	78,100
UnitedHealth Group, Inc.*	36,200	1,182,654
Universal American Financial Corp.*	14,500	223,300
WellPoint, Inc.*	7,000	450,660
		15,054,947
Health Care Technology 0.1%
athenahealth, Inc.*	3,200	116,992
M3, Inc.	36	123,044
Medidata Solutions, Inc.*	5,500	83,600
Merge Healthcare, Inc.*	18,018	37,297
		360,933
Life Sciences Tools & Services 0.1%
Accelrys, Inc.*	10,600	65,296
Albany Molecular Research, Inc.*	2,800	23,380
Cambrex Corp.*	11,700	47,385
ICON PLC (ADR)*	7,300	192,720
Life Technologies Corp.*	4,200	219,534
QIAGEN NV*	10,400	239,593
		787,908
Pharmaceuticals 2.5%
Abbott Laboratories	30,250	1,593,570
Astellas Pharma, Inc.	1,900	68,812
AstraZeneca PLC	4,143	184,943
Bayer AG	3,058	206,893
Caraco Pharmaceutical Laboratories Ltd.*	11,000	65,890
Chugai Pharmaceutical Co., Ltd.	900	16,908
Daiichi Sankyo Co., Ltd.	3,000	56,202
Dainippon Sumitomo Pharma Co., Ltd.	1,000	9,159
Eisai Co., Ltd.	1,200	42,754
Eli Lilly & Co.	18,200	659,204
Flamel Technologies SA (ADR)*	21,561	184,778
Forest Laboratories, Inc.*	21,700	680,512
GlaxoSmithKline PLC	34,361	659,385
H. Lundbeck AS	902	16,996
Hi-Tech Pharmacal Co., Inc.*	8,300	183,762
Impax Laboratories, Inc.*	14,500	259,260
Johnson & Johnson	44,300	2,888,360
Kyowa Hakko Kirin Co., Ltd.	2,000	20,628
Lannett Co., Inc.*	1,300	5,525
Medicis Pharmaceutical Corp. "A"	8,900	223,924
Merck & Co., Inc.	7,109	265,521
Merck KGaA	117	9,477
Mitsubishi Tanabe Pharma Corp.	1,000	14,107
Novartis AG (Registered)	5,012	270,879
Novo Nordisk AS "B"	6,821	529,084
Ono Pharmaceutical Co., Ltd.	400	17,801
Par Pharmaceutical Companies, Inc.*	8,900	220,720
Perrigo Co.	10,500	616,560
Pfizer, Inc.	146,000	2,503,900
Questcor Pharmaceuticals, Inc.*	5,700	46,911
Roche Holding AG (Genusschein)	1,433	232,544
Sanofi-Aventis	9,767	729,196
Santarus, Inc.*	29,200	157,096
Santen Pharmaceutical Co., Ltd.	400	11,991
Shionogi & Co., Ltd.	1,000	19,006
Shire PLC	1,642	36,246
Taisho Pharmaceutical Co., Ltd.	1,000	18,169
Takeda Pharmaceutical Co., Ltd.	3,100	136,404
Tsumura & Co.	400	11,603
VIVUS, Inc.*	13,400	116,848
		13,991,528
Industrials 6.7%
Aerospace & Defense 1.6%
American Science & Engineering, Inc.	2,800	209,776
BAE Systems PLC	5,006	28,260
BE Aerospace, Inc.*	7,600	231,420
Bombardier, Inc. "B"	2,600	15,948
CAE, Inc.	1,000	9,767
Cubic Corp.	5,600	201,600
Finmeccanica SpA	2,265	30,186
General Dynamics Corp.	5,000	386,000
ITT Corp.	23,800	1,275,918
Northrop Grumman Corp.	31,200	2,045,784
Raytheon Co.	27,600	1,576,512
Rockwell Collins, Inc.	18,600	1,164,174
Rolls-Royce Group PLC*	2,741	24,785
Singapore Technologies Engineering Ltd.	6,000	13,662
TransDigm Group, Inc.	12,300	652,392
United Technologies Corp.	14,750	1,085,748
		8,951,932
Air Freight & Logistics 0.2%
Atlas Air Worldwide Holdings, Inc.*	5,200	275,860
Deutsche Post AG (Registered)	696	12,053
FedEx Corp.	5,500	513,700
TNT NV	1,419	40,728
Toll Holdings Ltd.	1,591	10,813
Yamato Holdings Co., Ltd.	800	11,210
		864,364
Airlines 0.2%
Allegiant Travel Co.*	600	34,716
AMR Corp.*	22,400	204,064
Cathay Pacific Airways Ltd.*	8,000	16,803
Hawaiian Holdings, Inc.*	20,800	153,296
Iberia Lineas Aereas de Espana SA*	3,742	13,058
Korean Air Lines Co., Ltd.*	3,900	230,108
Qantas Airways Ltd.*	4,271	11,110
Ryanair Holdings PLC (ADR)*	5,200	141,284
Singapore Airlines Ltd.	1,000	10,896
SkyWest, Inc.	13,500	192,780
Southwest Airlines Co.	20,300	268,366
		1,276,481
Building Products 0.2%
Armstrong World Industries, Inc.*	7,600	275,956
Asahi Glass Co., Ltd.	1,000	11,218
Assa Abloy AB "B"	600	11,754
Compagnie de Saint-Gobain	270	12,952
Daikin Industries Ltd.	200	8,188
Geberit AG (Registered)	86	15,382
Owens Corning, Inc.*	29,400	747,936
Wienerberger AG*	10,302	200,940
		1,284,326
Commercial Services & Supplies 0.8%
American Reprographics Co.*	2,300	20,631
Babcock International Group PLC	26,055	238,012
Brambles Ltd.	3,281	22,130
Consolidated Graphics, Inc.*	4,700	194,627
Daiseki Co., Ltd.	6,600	137,481
G4S PLC	1,879	7,461
M&F Worldwide Corp.*	5,300	162,180
R.R. Donnelley & Sons Co.	81,200	1,733,620
Ritchie Bros. Auctioneers, Inc.	400	8,629
Rollins, Inc.	3,600	78,048
Schawk, Inc.	5,100	92,463
Secom Co., Ltd.	300	13,084
Serco Group PLC	24,284	221,225
Standard Register Co.	8,800	47,080
Stericycle, Inc.*	13,750	749,375
The Brink's Co.	11,700	330,291
Toppan Printing Co., Ltd.	1,000	9,032
United Stationers, Inc.*	3,400	200,090
		4,265,459
Construction & Engineering 0.3%
ACS, Actividades de Construccion y Servicios SA	722	33,272
Aecom Technology Corp.*	7,400	209,938
Bouygues SA	2,512	126,432
Chicago Bridge & Iron Co. NV (NY Registered Shares)*	7,600	176,776
Ferrovial SA	2,021	19,682
Kinden Corp.	1,000	8,762
Koninklijke Boskalis Westminster NV	256	9,798
Leighton Holdings Ltd.	482	17,219
Sacyr Vallehermoso SA*	691	6,105
Shaw Group, Inc.*	16,400	564,488
SNC-Lavalin Group, Inc.	300	14,654
URS Corp.*	11,200	555,632
Vinci SA	2,803	165,349
		1,908,107
Electrical Equipment 0.6%
A.O. Smith Corp.	5,000	262,850
ABB Ltd. (Registered)*	9,155	199,849
Alstom SA	110	6,868
AMETEK, Inc.	26,750	1,109,055
EnerSys*	9,400	231,804
Gamesa Corp. Tecnologica SA	791	10,858
Hubbell, Inc. "B"	1,300	65,559
Mitsubishi Electric Corp.	2,000	18,385
Prysmian SpA	16,529	324,359
Regal-Beloit Corp.	4,500	267,345
Renewable Energy Corp. ASA*	3,200	14,964
Roper Industries, Inc.	15,900	919,656
Schneider Electric SA	127	14,874
Sumitomo Electric Industries Ltd.	600	7,359
Vestas Wind Systems AS*	809	44,201
		3,497,986
Industrial Conglomerates 0.8%
3M Co.	7,600	635,132
Carlisle Companies, Inc.	14,800	563,880
CSR Ltd.	6,907	10,426
Fraser & Neave Ltd.	4,000	13,665
General Electric Co.	145,100	2,640,820
Hankyu Hanshin Holdings, Inc.	3,000	13,897
Hutchison Whampoa Ltd.	9,000	65,719
Keppel Corp., Ltd.	4,000	26,040
Koninklijke (Royal) Philips Electronics NV	2,982	95,737
NWS Holdings Ltd.	5,000	9,953
Orkla ASA	8,700	76,910
SembCorp Industries Ltd.	4,000	11,785
Siemens AG (Registered)	3,046	305,170
Smiths Group PLC	609	10,508
Tredegar Corp.	12,800	218,624
		4,698,266
Machinery 1.2%
AB SKF "B"	800	14,231
Alfa Laval AB	700	10,313
Atlas Copco AB "B"	800	11,225
Austal Ltd.	64,564	150,567
Bucyrus International, Inc.	3,700	244,163
Eaton Corp.	2,300	174,271
FANUC Ltd.	3,551	376,986
Gardner Denver, Inc.	5,400	237,816
Graham Corp.	4,900	88,151
Illinois Tool Works, Inc.	11,200	530,432
Joy Global, Inc.	5,200	294,320
Komatsu Ltd.	27,899	585,265
Kone Oyj "B"	1,452	60,049
Kubota Corp.	1,000	9,117
MAN SE	87	7,285
Metso Oyj	1,192	38,418
Mitsubishi Heavy Industries Ltd.	2,000	8,241
Nordson Corp.	3,900	264,888
Oshkosh Corp.*	25,500	1,028,670
Parker Hannifin Corp.	18,950	1,226,823
Rational AG	1,000	175,291
Sandvik AB	1,600	20,022
Scania AB "B"	341	5,399
Schindler Holding AG	121	10,664
SembCorp Marine Ltd.	4,000	11,961
Tennant Co.	2,300	62,997
Timken Co.	24,100	723,241
TriMas Corp.*	1,600	10,384
Vallourec SA	49	9,894
Volvo AB "B"	1,530	15,360
Wartsila Corp.	766	38,836
Watts Water Technologies, Inc. "A"	4,100	127,346
Zardoya Otis SA	445	7,715
		6,580,341
Marine 0.1%
A P Moller-Maersk AS "A"	2	14,527
A P Moller-Maersk AS "B"	35	266,311
International Shipholding Corp.	3,000	88,170
Kuehne & Nagel International AG (Registered)	117	11,822
Mitsui OSK Lines Ltd.	1,000	7,146
Orient Overseas International Ltd.	2,000	14,787
		402,763
Professional Services 0.1%
Diamond Management & Technology Consultants, Inc.	2,300	18,055
Experian PLC	1,147	11,276
FTI Consulting, Inc.*	6,000	235,920
Michael Page International PLC	40,903	248,433
Randstad Holding NV*	295	14,037
SFN Group, Inc.*	26,400	211,464
SGS SA (Registered)	10	13,798
The Advisory Board Co.*	300	9,450
VSE Corp.	300	12,348
		774,781
Road & Rail 0.2%
Asciano Group*	6,455	11,201
Canadian National Railway Co.	1,100	66,759
Canadian Pacific Railway Ltd.	300	16,908
Central Japan Railway Co.	1	7,617
ComfortDelGro Corp., Ltd.	11,000	12,253
DSV AS	1,013	18,122
East Japan Railway Co.	200	13,902
Kansas City Southern*	3,000	108,510
MTR Corp., Ltd.	6,500	24,471
Norfolk Southern Corp.	15,000	838,350
Northgate PLC*	26,754	75,993
Werner Enterprises, Inc.	4,100	94,997
West Japan Railway Co.	2	6,876
		1,295,959
Trading Companies & Distributors 0.3%
Applied Industrial Technologies, Inc.	5,200	129,220
Bunzl PLC	1,151	12,581
Itochu Corp.	1,000	8,766
Marubeni Corp.	1,000	6,219
Mitsubishi Corp.	17,749	465,462
Mitsui & Co., Ltd.	26,680	447,958
Noble Group Ltd.	4,000	8,724
PT AKR Corporindo Tbk	1,082,000	110,417
Sumitomo Corp.	800	9,203
WESCO International, Inc.*	6,700	232,557
Wolseley PLC*	505	12,213
		1,443,320
Transportation Infrastructure 0.1%
Abertis Infraestructuras SA	1,019	19,576
Atlantia SpA	9,167	214,165
Intoll Group (Units)	10,400	10,671
Koninklijke Vopak NV	2,519	198,107
Transurban Group (Units)	2,620	12,135
		454,654
Information Technology 9.8%
Communications Equipment 1.3%
Acme Packet, Inc.*	1,800	34,704
Alcatel-Lucent*	8,019	25,276
Cisco Systems, Inc.*	129,850	3,379,995
Harris Corp.	8,600	408,414
Loral Space & Communications, Inc.*	4,400	154,528
NETGEAR, Inc.*	8,900	232,290
Nokia Oyj	5,601	87,103
Oplink Communications, Inc.*	9,400	174,276
Plantronics, Inc.	7,300	228,344
QUALCOMM, Inc.	43,100	1,809,769
Research In Motion Ltd.*	1,700	125,954
Telefonaktiebolaget LM Ericsson "B"	30,774	322,149
Tellabs, Inc.	16,700	126,419
		7,109,221
Computers & Peripherals 2.2%
Apple, Inc.*	21,450	5,039,248
Compal Electronics, Inc.	139,745	182,715
Dell, Inc.*	7,200	108,072
Diebold, Inc.	4,900	155,624
EMC Corp.*	56,650	1,021,966
Fujitsu Ltd.	2,000	13,041
Hewlett-Packard Co.	31,200	1,658,280
International Business Machines Corp.	22,350	2,866,387
Lexmark International, Inc. "A"*	4,400	158,752
NEC Corp.	5,000	15,035
SanDisk Corp.*	5,100	176,613
Seagate Technology*	34,100	622,666
Toshiba Corp.*	5,000	25,847
Western Digital Corp.*	16,100	627,739
		12,671,985
Electronic Equipment, Instruments & Components 1.6%
Agilysys, Inc.	9,900	110,583
Arrow Electronics, Inc.*	52,600	1,584,838
Avnet, Inc.*	42,600	1,278,000
Benchmark Electronics, Inc.*	11,700	242,658
Coherent, Inc.*	6,800	217,328
CTS Corp.	4,400	41,448
Fujifilm Holdings Corp.	600	20,677
Hitachi Ltd.*	3,000	11,183
Hoya Corp.	300	8,217
IBIDEN Co., Ltd.	200	6,892
Ingram Micro, Inc. "A"*	40,300	707,265
Insight Enterprises, Inc.*	2,000	28,720
Inspur International Ltd.	920,000	120,561
Itron, Inc.*	4,100	297,537
Jabil Circuit, Inc.	91,000	1,473,290
Kingboard Chemical Holdings Ltd.	58,500	265,905
Kyocera Corp.	200	19,524
Mercury Computer Systems, Inc.*	2,300	31,556
Methode Electronics, Inc.	10,700	105,930
Murata Manufacturing Co., Ltd.	200	11,364
Nan Ya Printed Circuit Board Corp.	25,000	99,072
Nidec Corp.	3,000	321,731
Plexus Corp.*	6,700	241,401
Rotork PLC	5,880	125,258
ScanSource, Inc.*	6,600	189,948
Smart Modular Technologies (WWH), Inc.*	31,600	243,636
SYNNEX Corp.*	2,100	62,076
TDK Corp.	100	6,658
Tech Data Corp.*	7,800	326,820
Venture Corp., Ltd.	31,000	193,270
Vishay Intertechnology, Inc.*	53,400	546,282
		8,939,628
Internet Software & Services 0.8%
AOL, Inc.*	4,400	111,232
EarthLink, Inc.	6,500	55,510
Google, Inc. "A"*	4,700	2,664,947
IAC/InterActiveCorp.*	44,000	1,000,560
InfoSpace, Inc.*	1,300	14,365
Internet Initiative Japan, Inc.	62	137,048
LivePerson, Inc.*	19,400	148,798
LogMeIn, Inc.*	600	12,414
Meetic*	3,198	98,093
ModusLink Global Solutions, Inc.*	13,200	111,276
NIC, Inc.	15,300	120,411
United Internet AG (Registered)*	12,400	187,967
Yahoo Japan Corp.	29	10,565
		4,673,186
IT Services 0.7%
Accenture PLC "A"	10,200	427,890
Acxiom Corp.*	2,200	39,468
Atos Origin SA*	266	13,341
Cap Gemini SA	4,143	204,270
CGI Group, Inc. "A"*	900	13,469
CIBER, Inc.*	5,000	18,700
Cognizant Technology Solutions Corp. "A"*	3,800	193,724
Computer Sciences Corp.*	15,300	833,697
Convergys Corp.*	5,900	72,334
DST Systems, Inc.	3,400	140,930
Global Payments, Inc.	13,100	596,705
iGATE Corp.	15,100	146,923
Indra Sistemas SA	901	18,453
MAXIMUS, Inc.	3,900	237,627
NTT Data Corp.	4	13,333
SAIC, Inc.*	39,300	695,610
Telvent GIT SA	6,300	181,188
VeriFone Holdings, Inc.*	12,300	248,583
		4,096,245
Office Electronics 0.2%
Canon, Inc.	10,684	493,911
Konica Minolta Holdings, Inc.	500	5,838
Neopost SA	135	10,794
Ricoh Co., Ltd.	1,000	15,550
Xerox Corp.	60,600	590,850
		1,116,943
Semiconductors & Semiconductor Equipment 1.2%
ARM Holdings PLC	75,729	271,925
ASML Holding NV	2,674	95,196
Atheros Communications*	7,400	286,454
Broadcom Corp. "A"	42,500	1,410,150
Cirrus Logic, Inc.*	11,200	93,968
Diodes, Inc.*	6,800	152,320
Infineon Technologies AG*	2,624	18,229
Intel Corp.	103,300	2,299,458
Lam Research Corp.*	2,900	108,228
Micron Technology, Inc.*	46,800	486,252
RF Micro Devices, Inc.*	53,000	263,940
ROHM Co., Ltd.	100	7,469
Skyworks Solutions, Inc.*	1,400	21,840
STMicroelectronics NV	1,762	17,502
Texas Instruments, Inc.	26,300	643,561
Tokyo Electron Ltd.	200	13,196
Volterra Semiconductor Corp.*	9,600	240,960
		6,430,648
Software 1.8%
Autonomy Corp. PLC*	2,677	74,112
Bottomline Technologies, Inc.*	2,500	42,075
Check Point Software Technologies Ltd.*	13,200	462,792
Concur Technologies, Inc.*	13,300	545,433
Dassault Systemes SA	246	14,565
Interactive Intelligence, Inc.*	1,800	33,642
Jack Henry & Associates, Inc.	4,600	110,676
Manhattan Associates, Inc.*	7,400	188,552
Microsoft Corp.	151,050	4,421,234
MicroStrategy, Inc. "A"*	2,300	195,661
Nintendo Co., Ltd.	1,440	480,857
Norkom Group PLC*	38,322	80,955
OPNET Technologies, Inc.	2,100	33,852
Oracle Corp.	74,900	1,924,181
Quest Software, Inc.*	9,600	170,784
Renaissance Learning, Inc.	2,600	42,198
Rovi Corp.*	3,500	129,955
SAP AG	1,562	75,678
Solera Holdings, Inc.	7,900	305,335
Symantec Corp.*	29,800	504,216
The Sage Group PLC	15,582	56,576
TiVo, Inc.*	10,400	178,048
Trend Micro, Inc.	200	6,976
VanceInfo Technologies, Inc. (ADR)*	9,700	216,213
		10,294,566
Materials 3.1%
Chemicals 1.5%
A. Schulman, Inc.	9,100	222,677
Agrium, Inc.	100	7,071
Air Liquide SA	413	49,516
Akzo Nobel NV	862	49,185
Asahi Kasei Corp.	2,000	10,751
Ashland, Inc.	16,700	881,259
BASF SE	7,216	447,762
Cabot Corp.	8,500	258,400
Celanese Corp. "A"	11,950	380,608
Cytec Industries, Inc.	6,600	308,484
E.I. du Pont de Nemours & Co.	17,900	666,596
Givaudan SA (Registered)	20	17,541
Huntsman Corp.	74,600	898,930
Innophos Holdings, Inc.	2,100	58,590
JSR Corp.	300	6,270
K+S AG	98	5,951
Koninklijke DSM NV	545	24,268
Kuraray Co., Ltd.	500	6,702
Linde AG	124	14,771
Lubrizol Corp.	6,600	605,352
Mitsubishi Chemical Holdings Corp.	1,500	7,672
Mitsubishi Gas Chemical Co., Inc.	1,000	6,025
Mitsubishi Rayon Co., Ltd.*	2,000	8,450
Monsanto Co.	12,600	899,892
Nalco Holding Co.	8,100	197,073
Nitto Denko Corp.	200	7,730
Omnova Solutions, Inc.*	21,100	165,635
Orica Ltd.	303	7,434
PolyOne Corp.*	27,000	276,480
Potash Corp. of Saskatchewan, Inc.	200	23,913
Shin-Etsu Chemical Co., Ltd.	7,220	419,563
Showa Denko KK	7,000	15,807
Solutia, Inc.*	15,200	244,872
Solvay SA	627	64,397
Stepan Co.	2,900	162,081
Sumitomo Chemical Co., Ltd.	2,000	9,781
Syngenta AG (Registered)	240	66,709
Teijin Ltd.	2,000	6,720
The Mosaic Co.	14,050	853,819
Toray Industries, Inc.	2,000	11,686
Ube Industries Ltd.	2,000	5,129
Umicore	1,598	55,728
W.R. Grace & Co.*	1,000	27,760
Westlake Chemical Corp.	1,500	38,685
Yara International ASA	7,363	319,492
Zep, Inc.	2,900	63,452
		8,886,669
Construction Materials 0.1%
CRH PLC (b)	4,559	113,965
CRH PLC (b)	10,184	254,098
HeidelbergCement AG	153	8,539
Holcim Ltd. (Registered)	596	44,356
Lafarge SA	359	25,218
Martin Marietta Materials, Inc.	1,300	108,615
		554,791
Containers & Packaging 0.1%
AEP Industries, Inc.*	3,000	78,060
FP Corp.	2,100	96,050
Graphic Packaging Holding Co.*	2,700	9,747
Owens-Illinois, Inc.*	7,000	248,780
Temple-Inland, Inc.	7,800	159,354
Toyo Seikan Kaisha Ltd.	500	8,850
		600,841
Metals & Mining 0.9%
Agnico-Eagle Mines Ltd.	100	5,587
Anglo American PLC*	991	43,290
ArcelorMittal	9,490	417,081
Barrick Gold Corp.	700	26,859
BHP Billiton Ltd.	15,927	639,028
BHP Billiton PLC	1,351	46,289
Cliffs Natural Resources, Inc.	3,200	227,040
First Quantum Minerals Ltd.	100	8,228
Freeport-McMoRan Copper & Gold, Inc.	13,700	1,144,498
Goldcorp, Inc.	500	18,683
JFE Holdings, Inc.	800	32,080
Kinross Gold Corp.	500	8,551
Kobe Steel Ltd.	4,000	8,562
Mitsubishi Materials Corp.*	2,000	5,758
Newcrest Mining Ltd.	392	11,811
Nippon Steel Corp.	9,000	35,348
Norsk Hydro ASA*	9,900	75,434
North American Palladium Ltd.*	24,700	100,776
Northam Platinum Ltd.	16,923	111,445
Outokumpu Oyj	1,252	27,522
Randgold Resources Ltd. (ADR)	1,700	130,611
Rautaruukki Oyj	915	19,797
Reliance Steel & Aluminum Co.	8,700	428,301
Rio Tinto Ltd.	278	19,926
Rio Tinto PLC	716	42,407
SSAB AB "A"	1,952	35,132
SSAB AB "B"	1,129	18,345
Steel Dynamics, Inc.	14,400	251,568
Sumitomo Metal Industries Ltd.	8,000	24,230
Sumitomo Metal Mining Co., Ltd.	1,000	14,780
Teck Resources Ltd. "B"*	424	18,473
ThyssenKrupp AG	312	10,731
Vista Gold Corp.*	21,700	43,617
voestalpine AG	5,942	240,791
Worthington Industries, Inc.	5,000	86,450
Xstrata PLC*	35,665	677,368
Yamana Gold, Inc.	400	3,958
		5,060,355
Paper & Forest Products 0.5%
Buckeye Technologies, Inc.*	10,400	136,032
Clearwater Paper Corp.*	4,471	220,196
Domtar Corp.*	2,600	167,466
Holmen AB "B"	501	13,457
International Paper Co.	51,900	1,277,259
KapStone Paper & Packaging Corp.*	6,500	77,155
MeadWestvaco Corp.	11,600	296,380
Nippon Paper Group, Inc.	400	10,261
Oji Paper Co., Ltd.	2,000	8,773
Schweitzer-Mauduit International, Inc.	6,000	285,360
Stora Enso Oyj "R"*	5,482	41,820
Svenska Cellulosa AB "B"	5,743	81,031
UPM-Kymmene Oyj	4,812	63,930
		2,679,120
Telecommunication Services 1.8%
Diversified Telecommunication Services 1.4%
AT&T, Inc.	112,900	2,917,336
Atlantic Tele-Network, Inc.	400	17,972
BCE, Inc.	2,200	64,658
Belgacom SA	5,356	209,369
BT Group PLC	13,010	24,438
Cable & Wireless Communications PLC	4,236	3,561
Cable & Wireless Worldwide*	4,236	5,914
Deutsche Telekom AG (Registered)	20,403	276,646
France Telecom SA	22,640	542,211
Frontier Communications Corp.	76,100	566,184
HickoryTech Corp.	2,200	19,426
Iliad SA	92	9,479
Inmarsat PLC	979	11,238
Koninklijke (Royal) KPN NV	19,850	314,732
Nippon Telegraph & Telephone Corp.	3,300	138,964
Qwest Communications International, Inc.	188,800	985,536
Singapore Telecommunications Ltd.	54,000	122,658
Swisscom AG (Registered)	765	279,314
Tele2 AB "B"	1,092	18,244
Telecom Italia SpA	126,447	182,270
Telecom Italia SpA (RSP)	78,418	88,519
Telefonica SA	10,901	257,965
Telenor ASA*	10,300	139,651
TeliaSonera AB	6,988	49,633
Telstra Corp., Ltd.	44,262	121,339
Telus Corp.	300	11,165
Telus Corp. (Non-Voting Shares)	300	10,734
Verizon Communications, Inc.	19,100	592,482
Windstream Corp.	22,600	246,114
		8,227,752
Wireless Telecommunication Services 0.4%
American Tower Corp. "A"*	20,900	890,549
China Mobile Ltd.	11,661	111,977
KDDI Corp.	19	98,320
Millicom International Cellular SA (SDR)	276	24,711
Mobistar SA	1,126	69,244
NTT DoCoMo, Inc.	100	152,081
Rogers Communications, Inc. "B"	1,400	47,817
Softbank Corp.	5,000	123,220
USA Mobility, Inc.*	12,500	158,375
Vodafone Group PLC	150,120	347,349
		2,023,643
Utilities 1.9%
Electric Utilities 0.9%
Acciona SA	84	9,330
Allegheny Energy, Inc.	11,200	257,600
Cheung Kong Infrastructure Holdings Ltd.	2,000	7,696
Chubu Electric Power Co., Inc.	2,800	70,002
Chugoku Electric Power Co., Inc.	1,000	19,876
CLP Holdings Ltd.	7,500	53,546
E.ON AG	7,600	280,672
Edison International	14,900	509,133
EDP — Energias de Portugal SA	16,203	64,344
Electricite de France	1,901	103,814
Enel SpA	14,338	80,084
Exelon Corp.	31,400	1,375,634
FirstEnergy Corp.	28,400	1,110,156
Fortis, Inc.	2,100	59,734
Fortum Oyj	22,795	557,920
Hokkaido Electric Power Co., Inc.	900	17,271
Hokuriku Electric Power Co.	700	15,390
HongKong Electric Holdings Ltd.	4,500	26,663
Iberdrola SA	5,357	45,366
IDACORP, Inc.	7,200	249,264
Kansai Electric Power Co., Inc.	3,200	73,322
Kyushu Electric Power Co., Inc.	1,500	32,654
MGE Energy, Inc.	500	17,680
Red Electrica Corporacion SA	185	9,933
Scottish & Southern Energy PLC	1,761	29,399
Shikoku Electric Power Co., Inc.	700	19,836
SP Ausnet	62,417	51,804
Terna — Rete Elettrica Nationale SpA	4,601	19,923
Tohoku Electric Power Co., Inc.	1,500	31,661
Tokyo Electric Power Co., Inc.	5,000	133,090
		5,332,797
Gas Utilities 0.2%
Enagas	468	10,285
Gas Natural SDG SA	529	9,776
Hong Kong & China Gas Co., Ltd.	16,900	42,129
National Fuel Gas Co.	4,300	217,365
Nicor, Inc.	5,100	213,792
Osaka Gas Co., Ltd.	7,000	25,086
Piedmont Natural Gas Co., Inc.	9,600	264,768
Questar Corp.	1,800	77,760
Snam Rete Gas SpA	5,100	25,832
Southwest Gas Corp.	5,500	164,560
Toho Gas Co., Ltd.	3,000	16,330
Tokyo Gas Co., Ltd.	9,000	39,667
		1,107,350
Independent Power Producers & Energy Traders 0.3%
Calpine Corp.*	9,600	114,144
Constellation Energy Group, Inc.	3,000	105,330
EDP Renovaveis SA*	2,546	19,875
Electric Power Development Co., Ltd.	500	16,451
Iberdrola Renovables SA	2,330	9,684
International Power PLC	3,510	16,962
Mirant Corp.*	16,800	182,448
NRG Energy, Inc.*	51,959	1,085,943
TransAlta Corp.	2,500	55,310
		1,606,147
Multi-Utilities 0.5%
AGL Energy Ltd.	20,822	286,928
Ameren Corp.	7,600	198,208
Canadian Utilities Ltd. "A"	900	43,509
Centrica PLC	8,984	40,037
Consolidated Edison, Inc.	7,400	329,596
DTE Energy Co.	6,000	267,600
GDF Suez	1,113	43,030
Integrys Energy Group, Inc.	10,100	478,538
MDU Resources Group, Inc.	9,500	205,010
National Grid PLC	4,356	42,430
NSTAR	6,300	223,146
PG&E Corp.	3,400	144,228
Public Service Enterprise Group, Inc.	12,500	369,000
RWE AG	338	29,960
Suez Environnement Co.	371	8,527
United Utilities Group PLC	1,142	9,696
Veolia Environnement	508	17,662
		2,737,105
Water Utilities 0.0%
American States Water Co.	4,000	138,800
Total Common Stocks (Cost $272,620,430)		319,563,678

Preferred Stocks 0.0%
Consumer Discretionary 0.0%
Porsche Automobil Holding SE	80	4,884
Volkswagen AG	193	17,709
		22,593
Consumer Staples 0.0%
Henkel AG & Co. KGaA	2,874	154,760
Total Preferred Stocks (Cost $155,498)		177,353

Rights 0.0%
Consumer Discretionary 0.0%
Volkswagen AG, Expiration Date 4/9/2010*	193	128
Materials 0.0%
ARCO Chemical Co., Expiration Date 4/15/2010*	3,634	0
Total Rights (Cost $0)		128

Warrants 0.1%
Financials
Mediobanca SpA, Expiration Date 3/18/2011*	451	57
UBS AG, Expiration Date 8/31/2011*	306,475	710,312
Total Warrants (Cost $613,364)		710,369
		Principal Amount ($) (a)	Value ($)

Corporate Bonds 9.8%
Consumer Discretionary 0.9%
AMC Entertainment, Inc., 8.0%, 3/1/2014		70,000	70,437
American Achievement Corp., 144A, 8.25%, 4/1/2012		20,000	19,800
Ameristar Casinos, Inc., 9.25%, 6/1/2014		30,000	31,425
ArvinMeritor, Inc., 10.625%, 3/15/2018		30,000	31,050
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017		45,000	42,862
8.0%, 3/15/2014		20,000	20,050
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015		135,000	135,000
Avis Budget Car Rental LLC, 144A, 9.625%, 3/15/2018		25,000	26,125
Brunswick Corp., 144A, 11.25%, 11/1/2016		20,000	22,750
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015**		35,000	11,594
Carrols Corp., 9.0%, 1/15/2013		25,000	25,437
Cequel Communications Holdings I LLC, 144A, 8.625%, 11/15/2017		15,000	15,413
Clear Channel Worldwide Holdings, Inc.:
Series A, 144A, 9.25%, 12/15/2017		10,000	10,388
Series B, 144A, 9.25%, 12/15/2017		10,000	10,450
Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/2022		95,000	126,936
DirecTV Holdings LLC, 7.625%, 5/15/2016		100,000	112,000
DISH DBS Corp.:
6.375%, 10/1/2011		70,000	72,800
6.625%, 10/1/2014		65,000	65,487
7.125%, 2/1/2016		50,000	50,937
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015**		40,000	450
Ford Motor Co., 7.45%, 7/16/2031		35,000	33,075
Goodyear Tire & Rubber Co., 10.5%, 5/15/2016		20,000	21,600
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015		40,000	39,600
Group 1 Automotive, Inc.:
144A, 3.0%, 3/15/2020		30,000	29,727
8.25%, 8/15/2013		20,000	20,575
Harrah's Operating Co., Inc., 11.25%, 6/1/2017		30,000	32,325
Hertz Corp., 8.875%, 1/1/2014		80,000	82,200
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014		25,000	21,375
Lamar Media Corp., Series C, 6.625%, 8/15/2015		10,000	9,613
Lear Corp.:
7.875%, 3/15/2018		20,000	20,225
8.125%, 3/15/2020		20,000	20,325
Levi Strauss & Co., 8.625%, 4/1/2013	EUR	50,000	69,221
Libbey Glass, Inc., 144A, 10.0%, 2/15/2015		15,000	15,788
MGM MIRAGE, 144A, 9.0%, 3/15/2020		85,000	87,550
Michaels Stores, Inc., Step-up Coupon, 0% to 11/1/2011, 13.0% to 11/1/2016		15,000	13,275
Neiman Marcus Group, Inc.:
9.0%, 10/15/2015 (PIK)		10,243	10,448
10.375%, 10/15/2015		40,000	41,300
News America, Inc., 7.85%, 3/1/2039		415,000	492,516
Norcraft Holdings LP, 9.75%, 9/1/2012		57,000	54,150
Penn National Gaming, Inc., 144A, 8.75%, 8/15/2019		15,000	15,225
Penske Automotive Group, Inc., 7.75%, 12/15/2016		90,000	86,625
Reader's Digest Association, Inc., 9.0%, 2/15/2017**		25,000	250
Sabre Holdings Corp., 8.35%, 3/15/2016		85,000	80,750
Seminole Indian Tribe of Florida, 144A, 7.804%, 10/1/2020		40,000	37,282
Simmons Co., 10.0%, 12/15/2014**		125,000	2,344
Sirius XM Radio, Inc., 144A, 8.75%, 4/1/2015		30,000	29,887
Sonic Automotive, Inc.:
Series B, 8.625%, 8/15/2013		18,000	18,518
144A, 9.0%, 3/15/2018		50,000	51,250
Standard Pacific Corp., 10.75%, 9/15/2016		25,000	26,594
TCI Communications, Inc., 8.75%, 8/1/2015		543,000	659,116
Time Warner Cable, Inc., 6.75%, 7/1/2018		490,000	547,507
Time Warner, Inc.:
7.7%, 5/1/2032		385,000	444,356
9.125%, 1/15/2013		535,000	625,031
Travelport LLC:
4.877%***, 9/1/2014		35,000	34,300
9.875%, 9/1/2014		25,000	26,125
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015**		10,000	50
United Components, Inc., 9.375%, 6/15/2013		5,000	5,025
UPC Holding BV:
144A, 7.75%, 1/15/2014	EUR	50,000	68,890
144A, 8.0%, 11/1/2016	EUR	100,000	134,390
Viacom, Inc., 6.75%, 10/5/2037		170,000	177,946
Videotron Ltd., 9.125%, 4/15/2018		15,000	16,669
WMG Acquisition Corp., 144A, 9.5%, 6/15/2016		30,000	32,062
			5,136,471
Consumer Staples 0.3%
Alliance One International, Inc., 144A, 10.0%, 7/15/2016		35,000	36,575
B&G Foods, Inc., 7.625%, 1/15/2018		15,000	15,281
Central Garden & Pet Co., 8.25%, 3/1/2018		20,000	20,275
Constellation Brands, Inc., 7.25%, 5/15/2017		100,000	102,500
CVS Caremark Corp., 6.302%, 6/1/2037		1,066,000	1,007,370
Delhaize America, Inc., 9.0%, 4/15/2031		305,000	387,993
Dole Food Co., Inc., 144A, 8.0%, 10/1/2016		20,000	20,500
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		45,000	42,075
Ingles Markets, Inc., 8.875%, 5/15/2017		20,000	20,900
Reddy Ice Corp., 144A, 11.25%, 3/15/2015		15,000	15,750
Rite Aid Corp., 7.5%, 3/1/2017		30,000	27,825
Smithfield Foods, Inc.:
7.75%, 7/1/2017		60,000	58,950
144A, 10.0%, 7/15/2014		45,000	50,175
SUPERVALU, Inc., 8.0%, 5/1/2016		115,000	116,437
TreeHouse Foods, Inc., 7.75%, 3/1/2018		15,000	15,563
			1,938,169
Energy 1.1%
Atlas Energy Operating Co., LLC, 10.75%, 2/1/2018		80,000	88,000
Belden & Blake Corp., 8.75%, 7/15/2012		205,000	191,675
Bristow Group, Inc., 7.5%, 9/15/2017		35,000	35,350
Canadian Natural Resources Ltd., 5.9%, 2/1/2018		175,000	189,393
Chaparral Energy, Inc., 8.5%, 12/1/2015		65,000	59,312
Chesapeake Energy Corp.:
6.25%, 1/15/2018		30,000	28,575
6.875%, 1/15/2016		30,000	29,625
6.875%, 11/15/2020		40,000	38,900
7.25%, 12/15/2018		50,000	50,000
Coffeyville Resources, 144A, 9.0%, 4/1/2015 (c)		45,000	45,787
Colorado Interstate Gas Co., 6.8%, 11/15/2015		20,000	22,330
Concho Resources, Inc., 8.625%, 10/1/2017		10,000	10,600
CONSOL Energy, Inc.:
144A, 8.0%, 4/1/2017 (c)		55,000	56,512
144A, 8.25%, 4/1/2020 (c)		60,000	61,650
Continental Resources, Inc.:
144A, 7.375%, 10/1/2020 (c)		15,000	15,075
8.25%, 10/1/2019		10,000	10,600
Crosstex Energy, 144A, 8.875%, 2/15/2018		30,000	30,938
DCP Midstream LLC, 144A, 5.35%, 3/15/2020 (d)		240,000	240,487
Dynegy Holdings, Inc., 7.75%, 6/1/2019		30,000	22,650
El Paso Corp.:
7.25%, 6/1/2018		30,000	30,957
9.625%, 5/15/2012		34,000	36,743
El Paso Pipeline Partners Operating Co., LLC, 6.5%, 4/1/2020		80,000	80,977
Energy Transfer Partners LP, 6.125%, 2/15/2017		305,000	327,796
Enogex LLC, 144A, 6.25%, 3/15/2020		555,000	551,612
EXCO Resources, Inc., 7.25%, 1/15/2011		60,000	60,150
Frontier Oil Corp., 6.625%, 10/1/2011		25,000	25,188
Hilcorp Energy I LP, 144A, 8.0%, 2/15/2020		20,000	19,400
Holly Corp., 144A, 9.875%, 6/15/2017		35,000	36,050
Holly Energy Partners LP, 144A, 8.25%, 3/15/2018		30,000	30,300
KCS Energy, Inc., 7.125%, 4/1/2012		155,000	155,000
Kinder Morgan Energy Partners LP:
6.0%, 2/1/2017		180,000	193,311
6.5%, 9/1/2039 (d)		240,000	246,697
Linn Energy LLC:
144A, 8.625%, 4/15/2020 (c)		25,000	25,031
144A, 11.75%, 5/15/2017		50,000	56,750
Marathon Oil Corp., 5.9%, 3/15/2018		285,000	304,044
Mariner Energy, Inc.:
7.5%, 4/15/2013		35,000	35,263
8.0%, 5/15/2017		25,000	24,563
Midcontinent Express Pipeline LLC, 144A, 6.7%, 9/15/2019 (d)		310,000	326,596
Newfield Exploration Co., 7.125%, 5/15/2018		60,000	60,900
Niska Gas Storage US LLC, 144A, 8.875%, 3/15/2018		30,000	30,675
OPTI Canada, Inc.:
7.875%, 12/15/2014		80,000	74,800
8.25%, 12/15/2014		90,000	84,600
Petro-Canada, 6.05%, 5/15/2018		295,000	317,601
Petrohawk Energy Corp.:
7.875%, 6/1/2015		20,000	20,375
9.125%, 7/15/2013		20,000	20,875
Plains Exploration & Production Co.:
7.0%, 3/15/2017		40,000	39,400
7.625%, 6/1/2018		70,000	70,700
8.625%, 10/15/2019		10,000	10,600
Quicksilver Resources, Inc., 7.125%, 4/1/2016		110,000	104,500
Regency Energy Partners LP, 8.375%, 12/15/2013		50,000	51,875
Rockies Express Pipeline LLC, 144A, 5.625%, 4/15/2020		495,000	487,335
Sabine Pass LNG LP, 7.25%, 11/30/2013		100,000	94,000
Southwestern Energy Co., 7.5%, 2/1/2018		25,000	27,125
Stone Energy Corp.:
6.75%, 12/15/2014		50,000	44,000
8.625%, 2/1/2017		70,000	68,950
Western Refining, Inc., 144A, 10.75%***, 6/15/2014		15,000	13,500
Whiting Petroleum Corp.:
7.25%, 5/1/2012		45,000	45,112
7.25%, 5/1/2013		5,000	5,063
Williams Partners LP:
144A, 6.3%, 4/15/2040		85,000	84,465
7.25%, 2/1/2017		135,000	154,114
7.5%, 6/15/2011		315,000	333,653
			6,038,105
Financials 3.7%
AgriBank FCB, 9.125%, 7/15/2019		500,000	568,830
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015		85,000	78,200
Ameriprise Financial, Inc., 5.3%, 3/15/2020		305,000	308,551
Antero Resources Finance Corp., 144A, 9.375%, 12/1/2017		20,000	20,600
ANZ National International Ltd., 144A, 6.2%, 7/19/2013		400,000	440,818
Ashton Woods USA LLC, 144A, Step-up Coupon, 0% to 6/30/2012, 11.0% to 6/30/2015		52,000	23,400
Australia & New Zealand Banking Group Ltd., 144A, 3.7%, 1/13/2015		400,000	400,504
Bank of America Corp., 5.75%, 12/1/2017		55,000	56,390
Barclays Bank PLC:
2.5%, 1/23/2013 (d)		500,000	500,596
Series 1, 5.0%, 9/22/2016		800,000	822,296
Barrick Australian Finance Pty Ltd., 5.95%, 10/15/2039		460,000	453,022
Boston Properties LP, (REIT), 2.875%, 2/15/2037		530,000	528,012
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014**		20,000	2,650
Calpine Construction Finance Co., LP, 144A, 8.0%, 6/1/2016		45,000	46,013
Case New Holland, Inc., 144A, 7.75%, 9/1/2013		25,000	25,938
CIT Group, Inc., 7.0%, 5/1/2017		110,000	101,475
Citigroup, Inc.:
5.5%, 10/15/2014		220,000	227,679
6.01%, 1/15/2015		161,000	169,141
6.5%, 8/19/2013		205,000	220,992
Discover Financial Services, 10.25%, 7/15/2019		432,000	513,976
DuPont Fabros Technology LP, (REIT), 144A, 8.5%, 12/15/2017		35,000	36,050
E*TRADE Financial Corp.:
7.375%, 9/15/2013		85,000	81,600
12.5%, 11/30/2017 (PIK)		21,000	25,095
Enel Finance International SA, 144A, 6.25%, 9/15/2017		260,000	282,452
ERP Operating LP, 3.85%, 8/15/2026		315,000	316,575
Express LLC, 144A, 8.75%, 3/1/2018		25,000	25,500
Farmers Exchange Capital, 144A, 7.2%, 7/15/2048		760,000	657,322
FCE Bank PLC, 9.375%, 1/17/2014	EUR	50,000	73,610
Ford Motor Credit Co., LLC:
7.25%, 10/25/2011		290,000	299,828
9.875%, 8/10/2011		120,000	127,270
FPL Group Capital, Inc., 6.65%, 6/15/2067		282,000	267,900
General Electric Capital Corp., 5.5%, 1/8/2020		310,000	316,282
GMAC, Inc.:
6.875%, 9/15/2011		186,000	189,023
7.0%, 2/1/2012		95,000	96,663
144A, 8.0%, 3/15/2020		40,000	41,000
144A, 8.3%, 2/12/2015		20,000	21,000
Hexion Finance Escrow LLC, 144A, 8.875%, 2/1/2018		50,000	49,250
International Lease Finance Corp.:
144A, 8.625%, 9/15/2015		20,000	20,445
144A, 8.75%, 3/15/2017		40,000	40,921
iPayment, Inc., 9.75%, 5/15/2014		40,000	36,500
JPMorgan Chase & Co., 6.4%, 5/15/2038		500,000	539,854
LBI Escrow Corp., 144A, 8.0%, 11/1/2017 (c)		100,000	103,750
Lloyds TSB Bank PLC:
144A, 4.375%, 1/12/2015		300,000	295,735
144A, 5.8%, 1/13/2020		300,000	292,706
Massachusetts Mutual Life Insurance Co., 144A, 8.875%, 6/1/2039		303,000	385,972
Merrill Lynch & Co., Inc.:
Series C, 5.45%, 7/15/2014		49,000	51,247
Series C, 6.4%, 8/28/2017		218,000	229,756
Metropolitan Life Global Funding I, 144A, 5.125%, 4/10/2013		695,000	746,150
Morgan Stanley, Series F, 6.0%, 4/28/2015		500,000	535,607
National Australia Bank Ltd., 144A, 3.75%, 3/2/2015		600,000	602,389
National Money Mart Co., 144A, 10.375%, 12/15/2016		65,000	68,981
Nationwide Mutual Insurance Co., 144A, 9.375%, 8/15/2039		311,000	354,363
Nielsen Finance LLC, Step-up Coupon, 0% to 8/1/2011, 12.5% to 8/1/2016		40,000	38,000
Nomura Holdings, Inc., 6.7%, 3/4/2020		367,000	380,878
Northwestern Mutual Life Insurance Co., 144A, 6.063%, 3/30/2040		281,000	282,003
Nuveen Investments, Inc., 10.5%, 11/15/2015		20,000	19,400
Orascom Telecom Finance SCA, 144A, 7.875%, 2/8/2014		100,000	94,750
Pinnacle Foods Finance LLC:
9.25%, 4/1/2015		30,000	30,750
144A, 9.25%, 4/1/2015		30,000	30,750
PPL Capital Funding, Inc., Series A, 6.7%, 3/30/2067		600,000	523,500
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014		5,000	5,269
Raymond James Financial, Inc., 8.6%, 8/15/2019		220,000	251,436
Reinsurance Group of America, Inc., 6.45%, 11/15/2019 (d)		372,000	388,716
RenRe North America Holdings, Inc., 5.75%, 3/15/2020 (d)		375,000	374,900
Rio Tinto Finance (USA) Ltd., 6.5%, 7/15/2018		575,000	647,202
Royal Bank of Scotland PLC, 4.875%, 3/16/2015 (d)		300,000	299,926
SLM Corp., 8.0%, 3/25/2020		10,000	9,738
Sprint Capital Corp.:
7.625%, 1/30/2011		30,000	30,863
8.375%, 3/15/2012		115,000	119,600
Svenska Handelsbanken AB, 144A, 5.125%, 3/30/2020		595,000	595,086
Teco Finance, Inc., 5.15%, 3/15/2020		305,000	301,188
Telecom Italia Capital SA:
5.25%, 10/1/2015		100,000	102,389
7.175%, 6/18/2019 (d)		290,000	313,085
7.2%, 7/18/2036		65,000	65,627
The Goldman Sachs Group, Inc., 6.25%, 9/1/2017		540,000	580,721
Tropicana Entertainment LLC, 9.625%, 12/15/2014**		105,000	92
UBS AG, 3.875%, 1/15/2015		750,000	739,900
UCI Holdco, Inc., 8.257%***, 12/15/2013 (PIK)		60,614	56,977
Virgin Media Finance PLC:
8.75%, 4/15/2014		28,000	28,665
Series 1, 9.5%, 8/15/2016		100,000	109,250
Virgin Media Secured Finance PLC, 144A, 6.5%, 1/15/2018		195,000	195,488
Wells Fargo & Co.:
3.625%, 4/15/2015		245,000	243,088
Series I, 3.75%, 10/1/2014 (d)		336,000	340,070
4.375%, 1/31/2013 (d)		310,000	327,157
Wind Acquisition Finance SA:
144A, 11.0%, 12/1/2015	EUR	100,000	145,195
144A, 12.0%, 12/1/2015		75,000	81,000
Xstrata Finance Canada Ltd., 144A, 5.8%, 11/15/2016		711,000	741,820
			21,214,358
Health Care 0.4%
Amgen, Inc., Zero Coupon, 3/1/2032		315,000	236,250
Boston Scientific Corp., 6.0%, 1/15/2020 (d)		430,000	406,217
Community Health Systems, Inc., 8.875%, 7/15/2015		230,000	238,050
HCA, Inc.:
144A, 8.5%, 4/15/2019		105,000	112,941
9.125%, 11/15/2014		90,000	95,062
9.25%, 11/15/2016		200,000	212,625
9.625%, 11/15/2016 (PIK)		68,000	72,845
HEALTHSOUTH Corp., 10.75%, 6/15/2016		25,000	27,031
IASIS Healthcare LLC, 8.75%, 6/15/2014		70,000	71,313
Life Technologies Corp.:
4.4%, 3/1/2015		475,000	478,304
6.0%, 3/1/2020		155,000	158,700
The Cooper Companies, Inc., 7.125%, 2/15/2015		75,000	74,531
Valeant Pharmaceuticals International, 144A, 8.375%, 6/15/2016		25,000	26,125
Vanguard Health Holding Co. II, LLC, 144A, 8.0%, 2/1/2018		30,000	29,175
			2,239,169
Industrials 0.4%
Acco Brands Corp., 144A, 10.625%, 3/15/2015		10,000	10,925
Actuant Corp., 6.875%, 6/15/2017		25,000	24,250
ARAMARK Corp., 8.5%, 2/1/2015		15,000	15,338
BE Aerospace, Inc., 8.5%, 7/1/2018		70,000	74,725
Belden, Inc., 7.0%, 3/15/2017		30,000	29,550
Bombardier, Inc.:
144A, 6.3%, 5/1/2014		100,000	103,750
144A, 7.5%, 3/15/2018		10,000	10,425
144A, 7.75%, 3/15/2020		30,000	31,350
Cenveo Corp.:
144A, 8.875%, 2/1/2018		50,000	50,562
144A, 10.5%, 8/15/2016		35,000	35,656
Clean Harbors, Inc., 7.625%, 8/15/2016		20,000	20,300
Corrections Corp. of America, 7.75%, 6/1/2017		10,000	10,450
CSX Corp., 7.375%, 2/1/2019 (d)		300,000	349,585
Delta Air Lines, Inc., 144A, 9.5%, 9/15/2014		10,000	10,513
EDP Finance BV, 144A, 6.0%, 2/2/2018		165,000	169,824
Esco Corp., 144A, 4.132%***, 12/15/2013		35,000	31,062
Garda World Security Corp., 144A, 9.75%, 3/15/2017		30,000	30,712
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013		30,000	30,263
Iron Mountain, Inc., 8.375%, 8/15/2021		40,000	41,600
K. Hovnanian Enterprises, Inc., 8.875%, 4/1/2012		30,000	27,675
Kansas City Southern de Mexico SA de CV:
7.375%, 6/1/2014		60,000	60,450
7.625%, 12/1/2013		210,000	214,725
144A, 8.0%, 2/1/2018		60,000	61,500
Kansas City Southern Railway Co., 8.0%, 6/1/2015		65,000	67,519
McJunkin Red Man Corp., 144A, 9.5%, 12/15/2016		50,000	51,062
Mobile Mini, Inc., 9.75%, 8/1/2014		40,000	41,400
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014		60,000	60,450
Oshkosh Corp.:
144A, 8.25%, 3/1/2017		10,000	10,325
144A, 8.5%, 3/1/2020		10,000	10,350
Owens Corning, Inc., 9.0%, 6/15/2019		40,000	47,136
Ply Gem Industries, Inc., 144A, 13.125%, 7/15/2014		40,000	41,500
RBS Global, Inc. & Rexnord Corp., 9.5%, 8/1/2014		25,000	26,000
Sitel LLC, 144A, 11.5%, 4/1/2018		50,000	50,375
Spirit AeroSystems, Inc., 144A, 7.5%, 10/1/2017		20,000	20,500
Titan International, Inc., 8.0%, 1/15/2012		130,000	130,000
TransDigm, Inc., 7.75%, 7/15/2014		20,000	20,450
United Rentals North America, Inc., 7.0%, 2/15/2014		105,000	97,125
United Technologies Corp., 5.7%, 4/15/2040		295,000	298,345
USG Corp., 144A, 9.75%, 8/1/2014		20,000	21,200
			2,438,927
Information Technology 0.3%
Adobe Systems, Inc., 3.25%, 2/1/2015		350,000	351,388
Affiliated Computer Services, Inc., 5.2%, 6/1/2015		260,000	267,800
Alcatel-Lucent USA, Inc., 6.45%, 3/15/2029		45,000	31,725
Brocade Communications Systems, Inc., 144A, 6.625%, 1/15/2018 (d)		500,000	508,750
Equinix, Inc., 8.125%, 3/1/2018		65,000	67,275
Freescale Semiconductor, Inc., 8.875%, 12/15/2014		65,000	62,075
Jabil Circuit, Inc., 7.75%, 7/15/2016		10,000	10,525
L-3 Communications Corp.:
5.875%, 1/15/2015		85,000	86,487
Series B, 6.375%, 10/15/2015		60,000	61,575
MasTec, Inc., 7.625%, 2/1/2017		50,000	48,563
SunGard Data Systems, Inc., 10.25%, 8/15/2015		135,000	141,919
			1,638,082
Materials 0.8%
Airgas, Inc., 144A, 7.125%, 10/1/2018		415,000	456,500
Appleton Papers, Inc., 144A, 11.25%, 12/15/2015		20,000	18,400
ARCO Chemical Co., 9.8%, 2/1/2020**		120,000	111,000
Ashland, Inc., 144A, 9.125%, 6/1/2017		60,000	67,200
Ball Corp.:
7.125%, 9/1/2016		10,000	10,625
7.375%, 9/1/2019		10,000	10,538
Boise Paper Holdings LLC, 144A, 8.0%, 4/1/2020		15,000	15,000
Chevron Phillips Chemical Co., LLC, 144A, 8.25%, 6/15/2019		285,000	340,238
Clondalkin Acquisition BV, 144A, 2.257%***, 12/15/2013		75,000	70,406
CPG International I, Inc., 10.5%, 7/1/2013		60,000	60,150
Crown Americas LLC, 144A, 7.625%, 5/15/2017		10,000	10,425
Domtar Corp., 10.75%, 6/1/2017		30,000	36,450
Dow Chemical Co., 8.55%, 5/15/2019		30,000	36,292
Eastman Chemical Co., 7.25%, 1/15/2024		285,000	317,186
Essar Steel Algoma, Inc., 144A, 9.375%, 3/15/2015		120,000	121,200
Exopack Holding Corp., 11.25%, 2/1/2014		130,000	135,525
Freeport-McMoRan Copper & Gold, Inc.:
8.25%, 4/1/2015		90,000	97,987
8.375%, 4/1/2017		175,000	194,687
Georgia Gulf Corp., 144A, 9.0%, 1/15/2017		10,000	10,463
Georgia-Pacific LLC:
144A, 7.125%, 1/15/2017		35,000	36,400
9.5%, 12/1/2011		30,000	32,850
Graphic Packaging International, Inc., 9.5%, 6/15/2017		65,000	69,387
Hexcel Corp., 6.75%, 2/1/2015		155,000	153,450
Innophos, Inc., 8.875%, 8/15/2014		40,000	41,200
International Paper Co.:
7.5%, 8/15/2021		305,000	346,576
9.375%, 5/15/2019 (d)		155,000	193,765
Millar Western Forest Products Ltd., 7.75%, 11/15/2013		15,000	12,788
NewMarket Corp., 7.125%, 12/15/2016		80,000	79,600
Novelis, Inc.:
7.25%, 2/15/2015		40,000	38,600
11.5%, 2/15/2015		30,000	32,288
Owens-Brockway Glass Container, Inc.:
6.75%, 12/1/2014	EUR	50,000	68,883
7.375%, 5/15/2016		85,000	89,250
Rohm & Haas Co., 6.0%, 9/15/2017		480,000	509,967
Silgan Holdings, Inc., 7.25%, 8/15/2016		30,000	31,125
Solo Cup Co., 10.5%, 11/1/2013		70,000	73,850
Teck Resources Ltd.:
9.75%, 5/15/2014		30,000	35,550
10.25%, 5/15/2016		30,000	35,700
10.75%, 5/15/2019		75,000	91,875
United States Steel Corp., 7.375%, 4/1/2020		40,000	40,100
Viskase Companies, Inc., 144A, 9.875%, 1/15/2018		55,000	55,687
Wolverine Tube, Inc., 15.0%, 3/31/2012 (PIK)		68,031	58,167
			4,247,330
Telecommunication Services 0.6%
America Movil SAB de CV, 144A, 6.125%, 3/30/2040		255,000	249,183
AT&T, Inc., 6.55%, 2/15/2039		290,000	304,860
CenturyTel, Inc., Series P, 7.6%, 9/15/2039 (d)		285,000	274,727
Cincinnati Bell, Inc., 8.75%, 3/15/2018		95,000	95,831
Cricket Communications, Inc.:
9.375%, 11/1/2014		110,000	111,925
10.0%, 7/15/2015		70,000	72,800
Crown Castle Towers LLC, 144A, 6.113%, 1/15/2020		300,000	313,812
Digicel Group Ltd., 144A, 10.5%, 4/15/2018		100,000	104,288
Digicel Ltd., 144A, 8.25%, 9/1/2017		100,000	99,000
ERC Ireland Preferred Equity Ltd., 144A, 7.662%***, 2/15/2017 (PIK)	EUR	60,975	34,624
Frontier Communications Corp., 6.25%, 1/15/2013		32,000	32,320
Intelsat Corp., 9.25%, 6/15/2016		260,000	272,350
Intelsat Jackson Holdings SA, 11.25%, 6/15/2016		30,000	32,475
iPCS, Inc., 2.374%***, 5/1/2013		15,000	13,875
MetroPCS Wireless, Inc., 9.25%, 11/1/2014		200,000	204,500
Millicom International Cellular SA, 10.0%, 12/1/2013		155,000	160,812
New Communications Holdings, Inc.:
144A, 7.875%, 4/15/2015 (c)		10,000	10,275
144A, 8.25%, 4/15/2017 (c)		35,000	35,613
144A, 8.5%, 4/15/2020 (c)		45,000	45,338
144A, 8.75%, 4/15/2022 (c)		10,000	10,000
Nextel Communications, Inc., Series E, 6.875%, 10/31/2013		30,000	29,250
Qwest Communications International, Inc.:
144A, 7.125%, 4/1/2018		30,000	30,975
144A, 8.0%, 10/1/2015		30,000	31,950
Qwest Corp.:
7.875%, 9/1/2011		90,000	95,400
8.375%, 5/1/2016		188,000	211,500
8.875%, 3/15/2012		20,000	21,900
Telesat Canada, 11.0%, 11/1/2015		110,000	122,375
tw telecom holdings, Inc., 144A, 8.0%, 3/1/2018		10,000	10,225
Vodafone Group PLC, 5.45%, 6/10/2019		290,000	300,938
West Corp., 9.5%, 10/15/2014		35,000	35,963
Windstream Corp.:
7.0%, 3/15/2019		40,000	37,300
7.875%, 11/1/2017		65,000	64,025
8.625%, 8/1/2016		10,000	10,225
			3,480,634
Utilities 1.3%
AES Corp.:
8.0%, 6/1/2020		40,000	39,850
144A, 8.75%, 5/15/2013		260,000	263,900
Ameren Corp., 8.875%, 5/15/2014		350,000	403,847
AmerenEnergy Generating Co., Series H, 7.0%, 4/15/2018		150,000	160,099
Baltimore Gas & Electric Co., 6.35%, 10/1/2036		70,000	72,594
CMS Energy Corp., 8.5%, 4/15/2011		175,000	184,653
Dominion Resources, Inc., Series 06-B, 6.3%, 9/30/2066		345,000	326,025
Electricite De France, 144A, 4.6%, 1/27/2020		310,000	305,580
Energy East Corp., 6.75%, 6/15/2012		970,000	1,067,753
Energy Future Holdings Corp., 10.875%, 11/1/2017		40,000	29,700
FirstEnergy Solutions Corp., 6.05%, 8/15/2021		260,000	260,336
Integrys Energy Group, Inc., 6.11%, 12/1/2066		795,000	711,525
IPALCO Enterprises, Inc., 144A, 7.25%, 4/1/2016		35,000	36,312
Jersey Central Power & Light Co., 7.35%, 2/1/2019 (d)		220,000	254,734
KCP&L Greater Missouri Operations Co., 11.875%, 7/1/2012		215,000	250,219
Kinder Morgan, Inc., 6.5%, 9/1/2012		60,000	63,150
Mirant Americas Generation LLC, 8.3%, 5/1/2011		90,000	92,475
Mirant North America LLC, 7.375%, 12/31/2013		25,000	24,938
NRG Energy, Inc.:
7.25%, 2/1/2014		210,000	211,575
7.375%, 2/1/2016		70,000	69,475
7.375%, 1/15/2017		95,000	94,050
NV Energy, Inc.:
6.75%, 8/15/2017		40,000	40,590
8.625%, 3/15/2014		15,000	15,375
Pepco Holdings, Inc., 6.45%, 8/15/2012		640,000	685,739
Petronas Global Sukuk Ltd., 144A, 4.25%, 8/12/2014		125,000	126,430
RRI Energy, Inc., 7.875%, 6/15/2017		15,000	13,463
Southwestern Electric Power Co., Series E, 5.55%, 1/15/2017		215,000	224,430
Suburban Propane Partners LP, 7.375%, 3/15/2020		100,000	101,625
Texas Competitive Electric Holdings Co., LLC, Series A, 10.25%, 11/1/2015		90,000	62,550
Trans-Allegheny Interstate Line Co., 144A, 4.0%, 1/15/2015		515,000	515,863
Western Power Distribution Holdings Ltd.:
144A, 7.25%, 12/15/2017		170,000	173,146
144A, 7.375%, 12/15/2028		215,000	215,139
Wisconsin Energy Corp., Series A, 6.25%, 5/15/2067		290,000	275,500
			7,372,640
Total Corporate Bonds (Cost $53,796,890)			55,743,885

Asset-Backed 0.1%
Automobile Receivables 0.0%
AmeriCredit Automobile Receivables Trust, "A4", Series 2005-DA, 5.02%, 11/6/2012		192,559	193,243
Credit Card Receivables 0.1%
Capital One Multi-Asset Execution Trust, "B1", Series 2006-B1, 0.51%***, 1/15/2019		300,000	277,538
MBNA Credit Card Master Note Trust, "B1", Series 2004-B1, 4.45%, 8/15/2016		250,000	255,986
			533,524
Home Equity Loans 0.0%
Bayview Financial Acquisition Trust, "1A1", Series 2006-A, 5.614%, 2/28/2041		21,779	21,561
Total Asset-Backed (Cost $741,662)			748,328

Mortgage-Backed Securities Pass-Throughs 4.4%
Federal Home Loan Mortgage Corp.:
4.5%, 11/1/2018		773,967	814,812
5.0%, with various maturities from 12/1/2039 until 1/1/2040		748,366	773,683
5.5%, 10/1/2023		537,492	571,715
6.0%, with various maturities from 1/1/2038 until 3/1/2038		1,375,084	1,475,581
6.5%, with various maturities from 1/1/2035 until 8/1/2038		1,164,006	1,280,567
Federal National Mortgage Association:
4.5%, with various maturities from 7/1/2020 until 10/1/2033		2,497,138	2,572,097
5.0%, with various maturities from 7/1/2019 until 10/1/2035 (c)		1,967,085	2,053,337
5.5%, with various maturities from 11/1/2019 until 9/1/2038 (c)		9,157,510	9,737,412
6.0%, with various maturities from 1/1/2024 until 4/1/2039		2,215,414	2,371,703
6.5%, with various maturities from 5/1/2023 until 6/1/2036 (c)		2,407,770	2,614,092
Government National Mortgage Association: 5.0%, 1/15/2039		93,478	97,305
5.5%, 1/15/2039		314,104	332,607
Total Mortgage-Backed Securities Pass-Throughs (Cost $23,681,458)			24,694,911

Commercial Mortgage-Backed Securities 1.3%
Banc of America Commercial Mortgage, Inc.:
"ASB", Series 2005-3, 4.589%, 7/10/2043		410,970	423,361
"A4", Series 2007-1, 5.451%, 1/15/2049		202,000	198,110
"A4", Series 2007-2, 5.689%***, 4/10/2049		250,000	239,948
"ASB", Series 2008-1, 6.173%, 2/10/2051		550,000	580,617
Banc of America Large Loan, Inc., "A4A", Series 2009-UB1, 144A, 5.621%***, 6/24/2050		300,000	307,742
Bear Stearns Commercial Mortgage Securities, Inc.:
"AAB", Series 2005-PWR7, 4.98%, 2/11/2041		290,180	303,019
"A4", Series 2007-T26, 5.471%, 1/12/2045		350,000	356,567
"A4", Series 2007-PW17, 5.694%, 6/11/2050		275,000	272,162
Citigroup Commercial Mortgage Trust, "A1", Series 2007-C6, 5.622%, 12/10/2049		153,609	160,603
Citigroup/Deutsche Bank Commercial Mortgage Trust, "A4", Series 2007-CD5, 5.886%, 11/15/2044		430,000	429,957
CW Capital Cobalt Ltd., "AAB", Series 2007-C2, 5.416%, 4/15/2047		125,000	125,066
JPMorgan Chase Commercial Mortgage Securities Corp.:
"ASB", Series 2007-CB20, 5.688%, 2/12/2051		350,000	360,213
"ASB", Series 2007-CB19, 5.729%***, 2/12/2049		1,280,000	1,310,095
"A4", Series 2007-CB20, 5.794%, 2/12/2051		520,000	518,786
"A4", Series 2007-LD12, 5.882%, 2/15/2051		908,000	887,721
Merrill Lynch/Countrywide Commercial Mortgage Trust, "ASB", Series 2007-7, 5.745%, 6/12/2050		700,000	710,005
Wachovia Bank Commercial Mortgage Trust, "APB", Series 2005-C20, 5.09%, 7/15/2042		220,000	229,941
Total Commercial Mortgage-Backed Securities (Cost $6,423,301)			7,413,913

Collateralized Mortgage Obligations 5.3%
BCAP LLC Trust:
"3A1", Series 2009-RR4, 144A, 5.451%***, 4/26/2037		476,855	460,747
"A1", Series 2009-RR2, 144A, 5.607%***, 1/21/2038		480,388	473,294
"2A1", Series 2009-RR3, 144A, 5.651%***, 5/26/2037		481,433	465,674
Bear Stearns Adjustable Rate Mortgage Trust:
"3A1", Series 2007-5, 5.903%***, 8/25/2047		1,007,501	788,491
"22A1", Series 2007-4, 5.958%***, 6/25/2047		808,057	625,482
Chase Mortgage Finance Corp., "3A1", Series 2005-A1, 5.288%***, 12/25/2035		821,813	720,136
Citigroup Mortgage Loan Trust, Inc.:
"6A1", Series 2009-6, 144A, 0.496%***, 7/25/2036		290,928	262,576
"7A1", Series 2009-5, 144A, 0.596%***, 7/25/2036		446,444	394,273
"11A1", Series 2009-6, 144A, 0.596%***, 5/25/2037		328,729	291,411
"4A1", Series 2009-6, 144A, 5.545%***, 4/25/2037		527,906	491,597
"1A1", Series 2009-5, 144A, 5.662%***, 6/25/2037		264,314	257,934
Countrywide Alternative Loan Trust:
"A2", Series 2003-21T1, 5.25%, 12/25/2033		456,769	457,731
"A6", Series 2004-14T2, 5.5%, 8/25/2034		387,820	379,750
"1A1", Series 2004-J1, 6.0%, 2/25/2034		83,916	83,261
Credit Suisse Mortgage Capital Certificates:
"28A1", Series 2009-3R, 144A, 5.524%***, 8/27/2037		239,408	227,619
"25A1", Series 2009-3R, 144A, 5.65%***, 7/27/2036		691,351	660,138
"30A1", Series 2009-3R, 144A, 5.807%***, 7/27/2037		633,639	603,280
Federal Home Loan Mortgage Corp.:
"NE", Series 2750, 5.0%, 4/15/2032		610,000	640,324
"YG", Series 2772, 5.0%, 7/15/2032		520,000	547,457
"PD", Series 2754, 5.0%, 11/15/2032		295,000	310,723
"EG", Series 2836, 5.0%, 12/15/2032		542,000	569,454
"PD", Series 2760, 5.0%, 12/15/2032		780,000	822,183
"NE", Series 2802, 5.0%, 2/15/2033		880,000	929,312
"OE", Series 2840, 5.0%, 2/15/2033		412,000	433,630
"PD", Series 2893, 5.0%, 2/15/2033		580,000	610,940
"JE", Series 2931, 5.0%, 3/15/2033		285,000	298,495
"PE", Series 2898, 5.0%, 5/15/2033		300,000	315,888
"XD", Series 2941, 5.0%, 5/15/2033		902,000	949,783
"PE", Series 2864, 5.0%, 6/15/2033		505,000	531,524
"BG", Series 2869, 5.0%, 7/15/2033		315,000	332,139
"CG", Series 2888, 5.0%, 8/15/2033		645,000	678,960
"KE", Series 2934, 5.0%, 11/15/2033		350,000	368,786
"ND", Series 3036, 5.0%, 5/15/2034		695,000	722,565
"PD", Series 2904, 5.5%, 3/15/2033		325,000	346,195
"XD", Series 2966, 5.5%, 9/15/2033		1,305,000	1,395,679
"OD", Series 3162, 6.0%, 6/15/2035		285,000	308,267
Federal National Mortgage Association:
"WD", Series 2003-106, 4.5%, 9/25/2020		295,000	306,304
"YD", Series 2005-94, 4.5%, 8/25/2033		1,445,000	1,481,496
"ME", Series 2005-14, 5.0%, 10/25/2033		415,000	436,293
"ND", Series 2005-101, 5.0%, 6/25/2034		520,000	544,753
"PC", Series 2009-86, 5.0%, 3/25/2037		910,000	954,020
GMAC Mortgage Corp. Loan Trust, "4A1", Series 2005-AR6, 5.399%***, 11/19/2035		854,443	746,838
GS Mortgage Securities Corp., "2A1", Series 2009-3R, 144A, 5.08%***, 7/25/2035		294,674	271,220
Jefferies & Co., "1A1", Series 2009-R9, 144A, 5.846%***, 8/26/2046		458,750	438,496
JPMorgan Mortgage Trust:
"6A2", Series 2005-A8, 5.105%***, 11/25/2035		428,386	395,491
"1A1", Series 2008-R2, 144A, 5.71%***, 7/27/2037		546,209	436,967
"2A1" Series 2006-A5, 5.944%***, 8/25/2036		788,011	578,289
JPMorgan Reremic:
"2A1", Series 2009-5, 144A, 5.266%***, 1/26/2037		530,193	489,481
"A1", Series 2009-8, 144A, 5.604%***, 4/20/2036		435,296	435,345
"3A1", Series 2009-5, 144A, 5.835%***, 5/26/2037		370,259	358,454
"5A1", Series 2009-7, 144A, 6.0%, 2/27/2037		427,048	425,957
Washington Mutual Mortgage Pass-Through Certificates Trust, "1A1", Series 2006-AR18, 5.266%***, 1/25/2037		977,724	725,458
Wells Fargo Mortgage Backed Securities Trust, "2A5", Series 2006-AR2, 4.965%***, 3/25/2036		2,734,566	2,265,435
Total Collateralized Mortgage Obligations (Cost $30,597,043)			30,045,995

Government & Agency Obligations 8.3%
Other Government Related(e) 0.1%
Korea Gas Corp., 144A, 6.0%, 7/15/2014 (d)		300,000	326,290
Sovereign Bonds 3.0%
Federal Republic of Germany, 2.25%, 4/15/2013	EUR	346,893	504,139
Government of Canada Real Return Bond, 4.0%, 12/1/2031	CAD	774,556	1,110,520
Government of France:
1.0%, 7/25/2017	EUR	399,124	550,996
1.6%, 7/25/2011	EUR	1,224,719	1,714,792
2.25%, 7/25/2020	EUR	431,847	640,464
3.15%, 7/25/2032	EUR	1,017,168	1,786,360
Government of Japan, Series 9, 1.1%, 9/10/2016	JPY	104,160,000	1,090,733
Government of Sweden, Series 3105, 3.5%, 12/1/2015	SEK	3,950,000	742,068
Republic of Italy, 2.1%, 9/15/2017	EUR	1,842,887	2,613,675
United Kingdom Treasury-Inflation Linked Bonds:
1.125%, 11/22/2037	GBP	969,687	1,624,226
1.25%, 11/22/2032	GBP	225,799	376,856
1.875%, 11/22/2022	GBP	625,129	1,068,975
2.0%, 1/26/2035	GBP	371,000	890,164
2.5%, 8/16/2013	GBP	200,000	819,128
2.5%, 7/26/2016	GBP	175,000	801,040
2.5%, 4/16/2020	GBP	158,000	727,120
			17,061,256
US Treasury Obligations 5.2%
US Treasury Bills, 0.22%****, 9/16/2010 (f)		6,506,000	6,499,169
US Treasury Bond, 4.375%, 11/15/2039		2,568,000	2,428,365
US Treasury Inflation-Indexed Bonds:
2.375%, 1/15/2025		2,068,974	2,165,796
3.625%, 4/15/2028		880,104	1,072,971
3.875%, 4/15/2029		724,878	920,029
US Treasury Inflation-Indexed Notes:
1.875%, 7/15/2015		389,862	412,583
2.0%, 1/15/2014		410,403	435,765
2.0%, 1/15/2016		764,141	810,706
2.375%, 4/15/2011		1,528,212	1,577,641
2.375%, 1/15/2017		1,235,526	1,334,078
2.5%, 7/15/2016		804,638	879,066
US Treasury Notes:
1.0%, 3/31/2012		540,000	539,746
1.375%, 3/15/2013 (d)		59,000	58,654
2.375%, 2/28/2015 (d)		410,000	407,183
2.5%, 3/31/2015		765,000	762,789
3.25%, 3/31/2017		5,802,000	5,794,748
3.625%, 2/15/2020 (d)		3,659,000	3,596,684
			29,695,973
Total Government & Agency Obligations (Cost $46,046,809)			47,083,519

Municipal Bonds and Notes 0.5%
California, Bay Area Toll Authority, Toll Bridge Revenue, Build America Bonds, 6.263%, 4/1/2049		390,000	395,327
Chicago, IL, Transit Authority, Sales Tax Receipts Revenue, Build America Bonds, Series B, 6.2%, 12/1/2040 (c) (g)		365,000	365,062
Georgia, Municipal Electric Authority, Build America Bonds, Plant Vogtle Units 3 & 4 Project, Series J, 6.637%, 4/1/2057		365,000	363,953
Hammond, IN, Redevelopment Authority Lease Rent Revenue, Hammond Marina Project, 5.57%, 2/1/2014 (h)		610,000	616,588
Illinois, State General Obligation, 4.071%, 1/1/2014 (g)		315,000	318,931
Missouri, State Highways & Transit Commission, State Road Revenue, Build America Bonds, 5.445%, 5/1/2033		455,000	447,697
New York, Metropolitan Transportation Authority, Dedicated Tax Fund, Build America Bonds, Metro Transit Authority, Series A2, 6.089%, 11/15/2040		270,000	268,936
Tulare, CA, Sewer Revenue, Build America Bonds, 8.75%, 11/15/2044 (h)		95,000	95,381
Total Municipal Bonds and Notes (Cost $2,861,883)			2,871,875
Preferred Securities 0.0%
Financials 0.0%
Citigroup Capital XXI, 8.3%, 12/21/2057		55,000	55,688
Materials 0.0%
Hercules, Inc., 6.5%, 6/30/2029		10,000	8,000
Total Preferred Securities (Cost $57,338)			63,688
	Shares	Value ($)

Exchange-Traded Funds 8.3%
iShares Barclays Aggregate Bond Fund	275,328	28,689,178
iShares MSCI Japan Index Fund	84,396	881,094
Vanguard Emerging Markets	416,133	17,552,490
Total Exchange-Traded Funds (Cost $38,260,241)		47,122,762

Securities Lending Collateral 1.3%
Daily Assets Fund Institutional, 0.22% (i) (j) (Cost $7,415,830)	7,415,830	7,415,830

Cash Equivalents 6.3%
Central Cash Management Fund, 0.16% (i) (Cost $35,602,730)	35,602,730	35,602,730
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $518,874,477)+	102.0	579,258,964
Other Assets and Liabilities, Net (d)	(2.0)	(11,170,209)
Net Assets	100.0	568,088,755
* Non-income producing security.
** Non-income producing security. Issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds that are in default:
Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
ARCO Chemical Co.	9.8%	2/1/2020	120,000	USD	106,800	111,000
Buffalo Thunder Development Authority	9.375%	12/15/2014	20,000	USD	17,425	2,650
CanWest MediaWorks LP	9.25%	8/1/2015	35,000	USD	32,944	11,594
Fontainebleau Las Vegas Holdings LLC	11.0%	6/15/2015	40,000	USD	27,850	450
Reader's Digest Association, Inc.	9.0%	2/15/2017	25,000	USD	17,379	250
Simmons Co.	10.0%	12/15/2014	125,000	USD	83,281	2,344
Tropicana Entertainment LLC	9.625%	12/15/2014	105,000	USD	54,144	92
Trump Entertainment Resorts, Inc.	8.5%	6/1/2015	10,000	USD	7,225	50
					347,048	128,430
*** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of March 31, 2010.
**** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $523,228,468. At March 31, 2010, net unrealized appreciation for all securities based on tax cost was $56,030,496. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $68,391,488 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $12,360,992.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.
(c) When-issued or delayed delivery security included.
(d) All or a portion of these securities were on loan amounting to $7,172,027. In addition, included in other assets and liabilities, net are pending sales, amounting to $56,930 that are also on loan (see Notes to Financial Statements). The value of all securities loaned at March 31, 2010 amounted to $7,228,957, which is 1.3% of net assets.
(e) Government-backed debt issued by financial companies or government sponsored enterprises.
(f) At March 31, 2010, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(g) Taxable issue.
(h) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Assured Guaranty Municipal Corp.	0.0
National Public Finance Guarantee Corp.	0.1

Many insurers who have traditionally guaranteed payment of municipal issues have been downgraded by the major rating agencies.

(i) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(j) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

CVA: Certificaten Van Aandelen

FDR: Fiduciary Depositary Receipt

MSCI: Morgan Stanley Capital International

PIK: Denotes that all or a portion of income is paid in kind.

REIT: Real Estate Investment Trust

RSP: Risparmio (Convertible Savings Shares)

SDR: Swedish Depositary Receipt

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp. and Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At March 31, 2010, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canadian Government Bond	CAD	6/21/2010	116	13,418,835	(59,813)
10 Year Japanese Government Bond	JPY	6/10/2010	20	29,568,938	(226,489)
ASX SPI 200 Index	AUD	6/17/2010	1	111,930	318
CAC 40 Index	EUR	4/16/2010	85	4,559,492	35,145
DJ Euro Stoxx 50 Index	EUR	6/18/2010	287	11,051,522	116,745
FTSE 100 Index	GBP	6/18/2010	105	8,939,625	92,554
IBEX 35 Index	EUR	4/16/2010	7	1,025,015	(8,970)
NASDAQ E-Mini 100 Index	USD	6/18/2010	110	4,302,650	84,838
Nikkei 225 Index	USD	6/10/2010	2	111,700	5,792
Russell 2000 Mini Index	USD	6/18/2010	4	270,840	1,971
S&P 500 E-Mini Index	USD	6/18/2010	55	3,204,300	48,928
TOPIX Index	JPY	6/11/2010	19	1,986,576	117,670
United Kingdom Long Gilt Bond	GBP	6/28/2010	138	24,030,356	85,921
Total net unrealized appreciation					294,610

At March 31, 2010, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	AUD	6/15/2010	57	5,315,098	90,091
10 Year US Treasury Note	USD	6/21/2010	240	27,900,000	209,290
AEX Index	EUR	4/16/2010	10	925,196	(19,755)
ASX SPI 200 Index	AUD	6/17/2010	21	2,350,538	(24,146)
DAX Index	EUR	6/18/2010	17	3,525,383	(108,829)
FTSE MIB Index	EUR	6/18/2010	16	2,419,285	(31,390)
Hang Seng Index	HKD	4/29/2010	18	2,460,894	(63,058)
Russell 2000 Mini Index	USD	6/18/2010	1	67,710	(533)
S&P 500 E-Mini Index	USD	6/18/2010	257	14,972,820	(251,822)
S&P TSX 60 Index	CAD	6/18/2010	17	2,355,044	(8,099)
Total net unrealized depreciation					(208,251)

As of March 31, 2010, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
JPY	1,083,085,000	USD	12,036,284	4/22/2010	449,835	HSBC Bank USA
USD	19,665,293	AUD	21,697,000	4/22/2010	197,505	The Goldman Sachs & Co.
USD	6,181,800	NOK	36,982,000	4/22/2010	34,522	UBS AG
USD	3,957,056	NZD	5,659,000	4/22/2010	56,918	Barclays Bank PLC
USD	1,616,609	SEK	11,711,000	4/22/2010	5,352	Barclays Bank PLC
USD	221,453	CHF	236,000	4/22/2010	2,413	Barclays Bank PLC
Total unrealized appreciation					746,545
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
CAD	7,193,000	USD	7,041,364	4/22/2010	(40,749)	Credit Suisse
EUR	12,629,000	USD	17,044,503	4/22/2010	(13,233)	Bank of New York Mellon Corp.
EUR	429,900	USD	574,453	4/26/2010	(6,995)	Citigroup, Inc.
EUR	9,000	USD	12,118	4/26/2010	(55)	JPMorgan Chase Securities, Inc.
EUR	1,800	USD	2,413	4/26/2010	(22)	Citigroup, Inc.
GBP	7,499,000	USD	11,238,976	4/22/2010	(139,209)	Credit Suisse
JPY	148,000,000	USD	1,582,211	6/29/2010	(3,136)	Credit Suisse
Total unrealized depreciation					(203,399)
Currency Abbreviations
AUD Australian Dollar
CAD Canadian Dollar
CHF Swiss Franc
EUR Euro
GBP British Pound
HKD Hong Kong Dollar
JPY Japanese Yen
NOK Norwegian Krone
NZD New Zealand Dollar
SEK Swedish Krona
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts and forward foreign currency contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stock and/or Other Equity Investments (k)
Consumer Discretionary	$ 30,995,456	$ 5,982,010	$ —	$ 36,977,466
Consumer Staples	22,139,464	5,450,338	—	27,589,802
Energy	27,014,824	5,264,400	—	32,279,224
Financials	42,063,596	7,550,018	710,312	50,323,926
Health Care	35,552,316	5,742,263	—	41,294,579
Industrials	30,792,454	6,906,285	—	37,698,739
Information Technology	51,028,545	4,303,877	—	55,332,422
Materials	12,809,233	4,972,543	—	17,781,776
Telecommunication Services	6,528,348	3,723,047	—	10,251,395
Utilities	8,458,256	2,463,943	—	10,922,199
Fixed Income Investments (k)
Corporate Bonds	—	55,720,485	23,400	55,743,885
Asset Backed	—	748,328	—	748,328
Mortgage-Backed Securities Pass-Throughs	—	24,694,911	—	24,694,911
Commercial Mortgage-Backed Securities	—	7,413,913	—	7,413,913
Collateralized Mortgage Obligations	—	29,609,028	436,967	30,045,995
Government & Agency Obligations	—	40,584,350	—	40,584,350
Municipal Bonds and Notes	—	2,871,875	—	2,871,875
Preferred Securities	—	63,688	—	63,688
Exchange-Traded Funds	47,122,762	—	—	47,122,762
Short-Term Investments (k)	43,018,560	6,499,169	—	49,517,729
Derivatives (l)	86,359	746,545	—	832,904
Total	$ 357,610,173	$ 221,311,016	$ 1,170,679	$ 580,091,868
Liabilities
Derivatives (l)	$ —	$ (203,399)	$ —	$ (203,399)
Total	$ —	$ (203,399)	$ —	$ (203,399)
(k) See Investment Portfolio for additional detailed categorizations.
(l) Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

	Common Stocks and/or Other Equity Investments	Corporate Bonds	Collateralized Mortgage Obligations	Preferred Security	Total
Balance as of March 31, 2009	$ 590	$ 21,863	$ 320,708	$ 350,400	$ 693,561
Net realized gain (loss)	(1,766)	—	14,281	(829,504)	(816,989)
Change in unrealized appreciation (depreciation)	101,466	21,064	197,184	1,114,449	1,434,163
Amortization premium/discount	—	9,103	—	(445)	8,658
Net purchases (sales)	610,022	6,783	(95,206)	(634,900)	(113,301)
Net transfers in (out) of Level 3	—	(35,413)	—	—	(35,413)
Balance as of March 31, 2010	$ 710,312	$ 23,400	$ 436,967	$ —	$ 1,170,679
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2010	$ 96,948	$ (2,265)	$ 197,184	$ —	$ 291,867

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2010
Assets
Investments: Investments in securities, at value (cost $475,855,917 — including $7,172,027 of securities loaned	$ 536,240,404
Investment in Daily Assets Fund Institutional (cost $7,415,830)*	7,415,830
Investment in Central Cash Management Fund (cost $35,602,730)	35,602,730
Total investments, at value (cost $518,874,477)	579,258,964
Cash	76,472
Foreign currency, at value (cost $787,059)	791,871
Deposits with broker for open futures contracts	173
Receivable for investments sold	5,357,021
Dividends receivable	491,462
Interest receivable	1,396,958
Receivable for Fund shares sold	16,842
Unrealized appreciation on forward foreign currency exchange contracts	746,545
Foreign taxes recoverable	68,641
Due from Advisor	187,674
Other assets	28,473
Total assets	588,421,096
Liabilities
Payable upon return of securities loaned	7,415,830
Payable for investments purchased	7,532,096
Payable for when-issued and delayed delivery securities purchased	3,783,748
Payable for Fund shares redeemed	516,701
Payable for daily variation margin on open future contracts	63,648
Net payable on closed forward foreign currency exchange contracts	36
Unrealized depreciation on forward foreign currency exchange contracts	203,399
Accrued management fee	165,323
Other accrued expenses and payables	651,560
Total liabilities	20,332,341
Net assets, at value	$ 568,088,755
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2010 (continued)
Net Assets Consist of
Undistributed net investment income	5,268,747
Net unrealized appreciation (depreciation) on: Investments	60,384,487
Futures	86,359
Foreign currency	535,400
Accumulated net realized gain (loss)	(207,172,303)
Paid-in capital	708,986,065
Net assets, at value	$ 568,088,755
Net Asset Value
Class S Net Asset Value offering and redemption price per share ($3,167,687 ÷ 374,951 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 8.45

Institutional Class

Net Asset Value offering and redemption price per share ($564,921,068 ÷ 64,041,400 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 8.82

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended March 31, 2010
Investment Income
Income: Dividends (net of foreign taxes withheld of $151,616)	$ 6,575,395
Interest (net of foreign taxes withheld of $2,149)	9,174,455
Income distributions — affiliated cash management vehicles	78,333
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	24,569
Total Income	15,852,752
Expenses: Management fee	2,984,228
Administration fee	508,127
Services to shareholders	745,602
Professional fees	115,910
Trustees' fees and expenses	14,008
Custodian fee	272,875
Reports to shareholders	78,705
Registration fees	34,523
Other	147,794
Total expenses before expense reductions	4,901,772
Expense reductions	(2,071,156)
Total expenses after expense reductions	2,830,616
Net investment income	13,022,136
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	10,400,613
Futures	877,365
Foreign currency	5,645,175
Payments by affiliates (see Note G)	2,813
16,925,966
Change in net unrealized appreciation (depreciation) on: Investments	128,525,542
Futures	(323,360)
Foreign currency	255,957
128,458,139
Net gain (loss)	145,384,105
Net increase (decrease) in net assets resulting from operations	$ 158,406,241

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended March 31,
	2010	2009
Operations: Net investment income	$ 13,022,136	$ 17,536,432
Net realized gain (loss)	16,925,966	(186,987,420)
Change in net unrealized appreciation (depreciation)	128,458,139	(32,484,210)
Net increase (decrease) in net assets resulting from operations	158,406,241	(201,935,198)
Distributions to shareholders from: Net investment income Class S	(64,952)	(96,361)
Institutional Class	(12,350,184)	(14,118,247)
Net realized gains Class S	—	(62,382)
Institutional Class	—	(8,205,004)
Return of capital: Class S	—	(40,733)
Institutional Class	—	(5,967,926)
Total distributions	(12,415,136)	(28,490,653)
Fund share transactions: Proceeds from shares sold	58,552,000	48,621,820
Reinvestment of distributions	12,414,949	28,489,415
Cost of shares redeemed	(53,546,478)	(185,258,477)
Net increase (decrease) in net assets from Fund share transactions	17,420,471	(108,147,242)
Increase (decrease) in net assets	163,411,576	(338,573,093)
Net assets at beginning of period	404,677,179	743,250,272
Net assets at end of period (including undistributed net investment income of $5,268,747 and accumulated distributions in excess of net investment income of $529,474, respectively)	$ 568,088,755	$ 404,677,179

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class S+ Years Ended March 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 6.23	$ 9.79	$ 11.85	$ 11.30	$ 10.62
Income (loss) from investment operations: Net investment income[a]	.19	.26	.29	.33	.22
Net realized and unrealized gain (loss)	2.20	(3.40)	(.30)	.80	.70
Total from investment operations	2.39	(3.14)	(.01)	1.13	.92
Less distributions from: Net investment income	(.17)	(.20)	(.42)	(.25)	(.24)
Net realized gains	—	(.13)	(1.63)	(.33)	—
Return of capital	—	(.09)	—	—	—
Total distributions	(.17)	(.42)	(2.05)	(.58)	(.24)
Redemption fees	—	—	.00*	.00*	.00*
Net asset value, end of period	$ 8.45	$ 6.23	$ 9.79	$ 11.85	$ 11.30
Total Return (%)[b]	38.53	(33.05)	(.75)	10.16	8.77
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	5	5	31
Ratio of expenses before expense reductions (%)	1.07	1.08	1.05	.93	1.41
Ratio of expenses after expense reductions (%)	.81	.82	.87	.71	1.00
Ratio of net investment income (%)	2.31	2.99	2.50	2.67	1.92
Portfolio turnover rate (%)	209	242	264	175	108
+ On October 23, 2006, Investment Class was renamed Class S.
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Institutional Class Years Ended March 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 6.51	$ 10.22	$ 12.29	$ 11.74	$ 11.04
Income (loss) from investment operations: Net investment income[a]	.21	.28	.32	.34	.27
Net realized and unrealized gain (loss)	2.30	(3.54)	(.29)	.85	.74
Total from investment operations	2.51	(3.26)	.03	1.19	1.01
Less distributions from: Net investment income	(.20)	(.23)	(.47)	(.31)	(.31)
Net realized gains	—	(.13)	(1.63)	(.33)	—
Return of capital	—	(.09)	—	—	—
Total distributions	(.20)	(.45)	(2.10)	(.64)	(.31)
Redemption fees	—	—	.00*	.00*	.00*
Net asset value, end of period	$ 8.82	$ 6.51	$ 10.22	$ 12.29	$ 11.74
Total Return (%)[b]	38.76	(32.84)	(.40)	10.28	9.19
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	565	402	738	761	726
Ratio of expenses before expense reductions (%)	.96	.98	.89	.89	.91
Ratio of expenses after expense reductions (%)	.56	.57	.55	.55	.55
Ratio of net investment income (%)	2.56	3.24	2.82	2.83	2.37
Portfolio turnover rate (%)	209	242	264	175	108
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Lifecycle Long Range Fund (the "Fund") is a diversified series of DWS Advisor Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers two classes of shares: Institutional Class and Class S. Institutional Class shares are offered to a limited group of investors and are not subject to initial or contingent deferred sales charges. Institutional Class shares have lower ongoing expenses than Class S shares. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares except that each class bears certain expenses unique to that class such as services to shareholders and certain other class specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for ETFs), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund may lend securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Derivatives. Authoritative accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund uses futures contracts to gain an exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. In addition, the Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy by entering into futures contracts on fixed-income securities, including on bond indices, and equity indices and on currency. As part of this strategy, the Fund uses futures contracts to attempt to take advantage of short-term and medium-term inefficiencies within the global equity, bond and currency markets.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of March 31, 2010 is included in a table following the Fund's Investment Portfolio. For the year ended March 31, 2010, the Fund invested in future contracts with a total notional value generally indicative of a range from approximately $57,728,000 to $164,874,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and to enhance the total returns. The Fund also enters into forward currency contracts as part of its global tactical asset allocation overlay strategy.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward foreign currency contracts as of March 31, 2010 is included in a table following the Fund's Investment Portfolio. For the year ended March 31, 2010, the Fund invested in forward foreign currency contracts with a total value generally indicative of a range from approximately $22,112,000 to $98,526,000.

The following tables summarize the value of the Fund's derivative instruments held as of March 31, 2010 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ 746,545	$ —	$ 746,545
Equity Contracts (b)	—	(12,641)	(12,641)
Interest Rate Contracts (b)	—	99,000	99,000
	$ 746,545	$ 86,359	$ 832,904

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on forward foreign currency exchange contracts
(b) Net unrealized appreciation (depreciation) on futures. Asset of Receivable for daily variation margin on open futures contracts reflects unsettled variation margin.
Liability Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$ (203,435)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized depreciation on forward foreign currency exchange contracts and net payable on closed forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended March 31, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ 5,960,279	$ —	$ 5,960,279
Equity Contracts (b)	—	1,258,194	1,258,194
Interest Rate Contracts (b)	—	(380,829)	(380,829)
	$ 5,960,279	$ 877,365	$ 6,837,644

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
(b) Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ 263,126	$ —	$ 263,126
Equity Contracts (b)	—	(118,876)	(118,876)
Interest Rate Contracts (b)	—	(204,484)	(204,484)
	$ 263,126	$ (323,360)	$ (60,234)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
(b) Change in net unrealized appreciation (depreciation) on futures

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At March 31, 2010, the Fund had a net tax basis capital loss carryforward of approximately $200,605,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2011 ($6,531,000), March 31, 2012 ($1,658,000), March 31, 2013 ($255,000), March 31, 2017 ($95,651,000) and March 31, 2018 ($96,510,000), the respective expiration dates, whichever occurs first, subject to certain limitations under Sections 382-383 of the Internal Revenue Code.

In addition, from November 1, 2009 through March 31, 2010, the Fund incurred approximately $1,888,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending March 31, 2011.

The Fund has reviewed the tax positions for the open tax years as of March 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, forward foreign currency exchange contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), futures contracts and certain securities sold at a loss. As a result net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At March 31, 2010, each Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 5,822,705
Capital loss carryforward	$ (200,605,000)
Net unrealized appreciation (depreciation) on investments	$ 56,030,496

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Years Ended March 31,
	2010	2009
Distributions from ordinary income*	$ 12,415,136	$ 14,401,959
Distributions from long-term capital gains*	$ —	$ 8,080,035
Return of capital	$ —	$ 6,008,659
* For tax purposes, short-term capital gains distributions and gains from forward foreign currency exchange contracts are considered ordinary income distributions.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated and a recharacterization will be made in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital for tax reporting purposes.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the year ended March 31, 2010, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $752,885,009 and $731,861,654, respectively. Purchases and sales of US Treasury obligations aggregated $250,877,887 and $251,813,038, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Pursuant to a written contract, Aberdeen Asset Management Inc. ("AAMI"), a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, serves as subadvisor to the Fund with respect to a portion of the fixed income portion of the Fund's portfolio. AAMI is paid for its services by the Advisor from its fee as investment advisor to the Fund.

On January 26, 2010, the Advisor announced its intention to transition members of its Quantitative Strategies Group (the "QS Group"), including members of the Fund's portfolio management team, out of the Advisor into a separate investment advisory firm unaffiliated with the Advisor known as QS Investors, LLC ("QS Investors") (the "Separation"). The Separation is expected to be completed during the third quarter of 2010. In order for the Fund to continue to access the investment expertise offered by the members of the QS Group following the Separation, the Advisor recommended that the Board approve a sub-advisory agreement between the Advisor and QS Investors (the "Sub-Advisory Agreement"). On May 4, 2010, following a review of QS Investors' capabilities, the terms of the Separation and the Sub-Advisory Agreement, the Fund's Board approved the Sub-Advisory Agreement, subject to shareholder approval. If the proposed Sub-Advisory Agreement is approved by shareholders, it is expected to become effective no earlier than the completion of the Separation. As a subadvisor to the Fund, QS Investors will render strategic asset allocation services and will also manage a portion of the assets allocated to equities and the portion of assets allocated to the Fund's iGAP strategy. Pursuant to the Sub-Advisory Agreement, QS Investors is paid for its services by the Advisor from its fees as investment advisor to the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.600%
Next $750 million of such net assets	.575%
Over $1 billion of such net assets	.550%

For the period from April 1, 2009 through September 30, 2009, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of Class S shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at at 1.00%.

Effective October 1, 2009 through September 30, 2010, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Class S shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.01%.

In addition, the Advisor has voluntarily agreed to waive its fees and/or reimburse certain operating expenses of Institutional Class shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.55%. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

Accordingly, for the year ended March 31, 2010, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $1,339,165 and the amount charged aggregated $1,645,063, which was equivalent to an annual effective rate of 0.32% of the Fund's average daily net assets.

In addition, for the year ended March 31, 2010, the Advisor reimbursed $731,709 of sub-recordkeeping expenses for Institutional Class shares.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended March 31, 2010, the Administration Fee was $508,127, of which $47,849 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended March 31, 2010, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at March 31, 2010
Class S	$ 2,118	$ —	$ 525
Institutional Class	282	282	—
	$ 2,400	$ 282	$ 525

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended March 31, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $42,116, of which $11,880 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and other affiliated money market funds managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of the underlying money market funds. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Concentration of Ownership

From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At March 31, 2010, one or more shareholders or intermediaries individually held greater than 10% of the outstanding shares of the Fund. These shareholders held approximately 69% and 25%, respectively, of the total shares outstanding of the Fund.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class S	36,496	$ 291,553	46,789	$ 384,077
Institutional Class	7,264,240	58,260,447	6,611,924	48,237,743
		$ 58,552,000		$ 48,621,820
Shares issued to shareholders in reinvestment of distributions
Class S	8,377	$ 64,932	24,253	$ 199,476
Institutional Class	1,513,220	12,350,017	3,297,625	28,289,939
		$ 12,414,949		$ 28,489,415
Shares redeemed
Class S	(121,703)	$ (937,601)	(104,736)	$ (805,893)
Institutional Class	(6,447,805)	(52,608,877)	(20,460,940)	(184,452,584)
		$ (53,546,478)		$ (185,258,477)
Net increase (decrease)
Class S	(76,830)	$ (581,116)	(33,694)	$ (222,340)
Institutional Class	2,329,655	18,001,587	(10,551,391)	(107,924,902)
		$ 17,420,471		$ (108,147,242)

G. Payments by Affiliates

During the year ended March 31, 2010, the Advisor fully reimbursed the Fund $2,813 for losses incurred on trades executed incorrectly. The amount of the losses were less than 0.01% of the Fund's average daily net assets, thus having no impact on the Fund's total return.

H. Review for Subsequent Events

Management has evaluated the events and transactions subsequent to year end and has determined that there were no material events that would require disclosure in the Fund's financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Advisor Funds and Shareholders of DWS Lifecycle Long Range Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Lifecycle Long Range Fund (the "Fund") at March 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts May 27, 2010	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For corporate shareholders, 38% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended March 31, 2010, qualified for the dividends received deduction.

A total of 4% of the dividends distributed during the fiscal year was derived from interest on US government securities which is generally exempt from state income tax.

For federal income tax purposes, the Fund designates $7,500,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of March 31, 2010. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	126
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	126
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company[3] (medical technology company); Lead Director, Belo Corporation[3] (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	126
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		126
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	126
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	126
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	126
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	126
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[2] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[2] (January 2007-June 2007)
		126
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989-September 2003)	126
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	126
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	129
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[6] (1965) President, 2006-present	Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Ingo Gefeke[7] (1967) Executive Vice President since 2010	Managing Director[3], Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly, Global Chief Administrative Officer, Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)

John Millette[8] (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[8,11] (1962) Assistant Secretary, 1997-present Chief Legal Officer, April 2010-present	Managing Director[3], Deutsche Asset Management
Rita Rubin[9] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Director and Associate General Counsel, UBS Global Asset Management (US) Inc. (2001-2004)

Paul Antosca[8] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[8] (1967) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[8] (1966) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management
John Caruso[10] (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director[3], Deutsche Asset Management
Robert Kloby[9] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management
J. Christopher Jackson[9,11] (1951) Chief Legal Officer, 2006-April 2010	Director[3], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
3 Executive title, not a board directorship.
4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
6 Address: 345 Park Avenue, New York, New York 10154.
7 The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. In addition, Mr. Gefeke is an interested Board Member of certain DWS funds by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke receives no compensation from the fund.
8 Address: One Beacon Street, Boston, MA 02108.
9 Address: 280 Park Avenue, New York, New York 10017.
10 Address: 60 Wall Street, New York, New York 10005.
11 Effective April 23, 2010, J. Christopher Jackson resigned as Chief Legal Officer, and Caroline Pearson was appointed as Chief Legal Officer.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Class S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class S	Institutional Class
Nasdaq Symbol	BTILX	BTAMX
CUSIP Number	23339E 517	23339E 525
Fund Number	812	567

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, March 31, 2010, DWS Lifecycle Long Range Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS LIFECYCLE LONG RANGE FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended March 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2010	$77,236	$0	$0	$0
2009	$77,525	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year March 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2010	$9,500	$0	$0
2009	$0	$19,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures and the above “Tax Fees” were billed in connection with tax compliance and tax planning.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended March 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2010	$0	$0	$100,000	$100,000
2009	$0	$19,000	$0	$19,000

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Lifecycle Long Range Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark Michael G. Clark President

Date:	June 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Lifecycle Long Range Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark Michael G. Clark President

Date:	June 1, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	June 1, 2010